Exhibit 10.14.1

EXECUTION COPY

$25,865,000

THE INDUSTRIAL DEVELOPMENT AUTHORITY

OF THE COUNTY OF PIMA

WATER AND WASTEWATER REVENUE BONDS

(GLOBAL WATER RESOURCES, LLC PROJECT),

SERIES 2008

BOND PURCHASE AGREEMENT

September 12, 2008

The Industrial Development Authority of the County of Pima

Tucson, Arizona

Global Water Resources, LLC

Phoenix, Arizona

The undersigned, on behalf of Hutchinson, Shockey, Erley & Co. (the “Purchaser”), acting not as fiduciary or agent for you, but for the benefit of the Purchaser, hereby offers to enter into this Bond Purchase Agreement with Global Water Resources, LLC (the “Company”) and The Industrial Development Authority of the County of Pima (the “Authority”), for the purchase, as described herein, by the Purchaser of the $25,865,000 Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2008 (the “Series 2008 Bonds”) issued by the Authority.

Capitalized terms not otherwise defined herein shall have the meanings given them in the Preliminary Limited Offering Memorandum and the Loan Agreement (as such terms are hereinafter defined).

This offer is made subject to acceptance by the Authority and the Company prior to 11:59 p.m. (Mountain Standard Time) on the date hereof or such other time as is mutually agreed upon. Upon such acceptance, as evidenced by signatures in the spaces provided below, this Bond Purchase Agreement shall be in full force and effect in accordance with these terms and shall be binding upon the Authority, the Company and the Purchaser. If this offer is not so accepted, this offer is subject to withdrawal by the Purchaser upon written notice delivered to the Authority and the Company.

SECTION 1.         DESCRIPTION OF SERIES 2008 BONDS.

The Series 2008 Bonds will be issued pursuant to a Trust Indenture dated as of December 1, 2006, (the “2006 Indenture”), from the Authority to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented and amended by a First Supplemental

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Trust Indenture, dated as of November 1, 2007 (the “First Supplement”), and by a Second Supplemental Trust Indenture, dated as of August 1, 2008 (the “Second Supplement” and, together with the 2006 Indenture and the First Supplement, the “Indenture”) and are to be payable solely from the “Revenues” and the moneys available under the Indenture, being principally payments required to be made under a Loan Agreement, dated as of December 1, 2006 (the “2006 Agreement”), by and among the Authority, the Trustee and the Company, as amended by a First Amendment to Loan Agreement, dated as of November 1, 2007 (the “First Amendment”) and by a Second Amendment to Loan Agreement, dated as of August 1, 2008 (the “Second Amendment” and, together with the 2006 Loan Agreement and the First Amendment, the “Agreement”). To evidence its payment obligations under the Loan Agreement, the Company will execute and deliver its Series 2008 Project Note, dated as of Closing Date (as herein defined) (the “Project Note”), to the Trustee. The Company’s obligations under the Loan Agreement and the Project Note are further secured by an Amended and Restated Security Agreement dated as of November 1, 2007 (the “Restated Security Agreement”), and supplemented and amended by a First Amendment to Restated Security Agreement, dated as of August 1, 2008 (the First Amendment to Security Agreement” and, together with the Restated Security Agreement, the “Security Agreement”) from the Company to the Trustee. In connection with the issuance of the Series 2008 Bonds, the Company will execute and deliver an Amended and Restated Intercreditor Agreement, to be dated the Closing Date (the “Intercreditor Agreement”), among the Company, the Trustee and Wells Fargo Bank, N.A. (the “Bank”) in its capacity as “Lender” under that certain Amended and Restated Credit Agreement, dated as of December 9, 2005, between the Bank and the Company and other affiliated entities, as previously supplemented and amended (the “Bank Credit Agreement”).

The Series 2008 Bonds are being issued by the Authority as “Additional Bonds” under the Indenture on a parity of lien with $36,495,000 outstanding principal amount of its Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2006 (the “Series 2006 Bonds”) and $54,135,000 outstanding principal amount of its Authority’s Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2007 (the “Series 2007 Bonds,” and, together with the Series 2006 Bonds and Series 2008 Bonds, the “Bonds”), issued by the Authority under the Indenture.

In the Loan Agreement, the Company agrees to make payments from, and in the Security Agreement, the Company assigns to the Trustee for the payment of the Bonds, all of its rights to the “Income Available for Debt Service,” which constitutes all of the Company’s rights to receive the Palo Verde Receipts and the Santa Cruz Receipts (each as defined in the Loan Agreement).

The proceeds of the sale of the Series 2008 Bonds will be loaned to the Company to reimburse the costs of the acquisition, construction and equipping of water and wastewater treatment facilities to be owned and utilized by the Company or by Palo Verde or Santa Cruz (each as defined in the Loan Agreement and collectively, the “Project Subsidiaries”), to fund the Bond Reserve Fund and to pay certain costs incurred in connection with the issuance of the Series 2008 Bonds.

The Series 2008 Bonds will be dated, will be in an aggregate principal amount, will mature on December 1 in the years and principal amounts, will bear interest at the rates and will

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be subject to optional, extraordinary and mandatory redemption, all as set forth in Exhibit A hereto and shall otherwise be as described in the Limited Offering Memorandum, dated the date hereof (the “Limited Offering Memorandum”), as relating to the offering of the Series 2008 Bonds.

SECTION 2.         PURCHASE, SALE AND OFFERING OF THE SERIES 2008 BONDS.

Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Purchaser hereby agrees to purchase from the Authority, and the Authority hereby agrees to sell and deliver to the Purchaser, all (but not less than all) of the Series 2008 Bonds. The Authority’s obligation to issue the Series 2008 Bonds shall be conditioned on the understanding that all opinions and certificates under Section 7 hereof shall include the Authority as an addressee or expressly allow for reliance thereon by the Authority.

The aggregate purchase price of the Series 2008 Bonds to be paid at the Closing shall be $25,477,025.00 (which represents the aggregate principal amount of the Bonds of $25,865,000.00 less Purchaser’s compensation of $387,975.00) (the “Purchase Price”).

The Purchaser agrees to make a bona fide public offering of the Series 2008 Bonds at the offering prices or yields not in excess of those set forth in Exhibit A hereto. The Purchaser may offer a portion of the Series 2008 Bonds for sale to selected dealers who are members of the National Association of Securities Dealers, Inc. and who agree to resell the Series 2008 Bonds to the public on terms consistent with this Bond Purchase Agreement. The Purchaser reserves, however, the right, in its sole discretion, to change such offering prices or yields as the Purchaser shall deem necessary in connection with the offering of the Series 2008 Bonds and to offer and sell the Series 2008 Bonds to certain dealers (including the Purchaser and other dealers depositing the Series 2008 Bonds into investment trusts) and others at prices lower than the initial offering prices or at yields higher than the initial yields set forth in the Limited Offering Memorandum (as such term is hereinafter defined). The Purchaser also reserves the right (a) to over allot or effect transactions that stabilize or maintain the market price of the Series 2008 Bonds at a level above that which might otherwise prevail in the open market and (b) to discontinue such stabilizing, if commenced, at any time. A “bona fide public offering” shall include an offering to a representative number of institutional investors or registered investment companies, regardless of the number of such investors to which the Series 2008 Bonds are sold.

SECTION 3.         CLOSING.

At 8:00 a.m., Mountain Standard Time, on October 1, 2008, or such other time or on such earlier or later date as the Authority, the Company and the Purchaser mutually agree on (the “Closing Date” or “Closing”), the Authority will deliver the Series 2008 Bonds to the Purchaser in definitive typewritten form, duly executed and authenticated and registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), through the facilities of the DTC, and, upon receipt of the other documents hereinafter mentioned, the Purchaser will accept such delivery and pay the purchase price of the Series 2008 Bonds as set forth in Section 2 hereof by a wire transfer of immediately available funds to the Trustee for the account of the Authority. Delivery and payment as aforesaid shall be made at the office of Bond Counsel, Suite 300, 8601 North Scottsdale Road, Scottsdale, Arizona.

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It is anticipated that CUSIP identification numbers will be printed on the Series 2008 Bonds, but neither the failure to print such numbers on any Series 2008 Bond or any error with respect thereto shall constitute cause for a failure or refusal by the Purchaser to accept delivery of the Series 2008 Bonds in accordance with the terms of this Bond Purchase Agreement.

The Series 2008 Bonds will be made available to the Purchaser for checking and packaging as soon as practicable, but at least by 12:00 noon, on the business day prior to the Closing Date at the office of DTC or at such other place to which the parties hereto may agree mutually.

The Purchaser agrees to furnish to the Company and the Authority, prior to the delivery of the Series 2008 Bonds, the initial offering prices of the Series 2008 Bonds to the public and such additional information and certificates as may be reasonably necessary to enable (i) the Authority to determine the “issue price” of the Series 2008 Bonds for purposes of determining the yield on the Series 2008 Bonds within the meaning of Section 148 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) Kutak Rock LLP, as Bond Counsel, to determine the amount of original issue discount, if any, on the Series 2008 Bonds.

SECTION 4.         LIMITED OFFERING MEMORANDUM.

(a)         Preliminary Deemed Final. The Preliminary Limited Offering Memorandum, dated August 25, 2008 (the “Preliminary Limited Offering Memorandum”) relating to the Series 2008 Bonds has been prepared by the Company and the Purchaser for use in connection with the public offer, sale and distribution of the Series 2008 Bonds by the Purchaser. The Authority hereby represents and warrants that, as of its date, the Preliminary Limited Offering Memorandum is hereby “deemed final” (except for permitted omissions) by the Authority for purposes of Securities Exchange Act of 1934 Rule 15c2-12 (the “Rule”); provided, however, that the foregoing representation as to the finality of the Preliminary Limited Offering Memorandum does not include a representation as to the accuracy of the statements and information contained therein. The Company hereby represents and warrants that, as of its date, the Preliminary Limited Offering Memorandum is hereby “deemed final” (except for permitted omissions) by the Company for purposes of the Rule.

(b)         Delivery and Use. The Authority hereby agrees to deliver or cause to be delivered to the Purchaser, after the acceptance of this Bond Purchase Agreement, copies of the final Limited Offering Memorandum relating to the Series 2008 Bonds, substantially in the form of the Preliminary Limited Offering Memorandum with only such changes therein as shall be necessary to conform to the terms of this Bond Purchase Agreement and with such other changes and amendments to the date thereof as have been accepted by the Purchaser and the Authority. (The final Limited Offering Memorandum, including its cover page and appendices, reports and statements included therein, is hereinafter referred to specifically as the “Limited Offering Memorandum,” except that if the Limited Offering Memorandum has been amended or supplemented between the date thereof and the date upon which the Series 2008 Bonds are delivered to the Purchaser, the term “Limited Offering Memorandum” shall refer to the Limited Offering Memorandum as so amended.). The Authority hereby authorizes the Company to, and the Company shall, deliver to the Purchaser, within seven business days from the date hereof, a sufficient number of copies of the Limited Offering Memorandum as shall be requested

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reasonably by the Purchaser in order to comply with the Rule and any applicable rules of the Municipal Securities Rulemaking Board, including without limitation Rule G-32. Six copies of the Limited Offering Memorandum will be signed on behalf of the Company by duly authorized officials of the Company and are hereby determined to be the final Limited Offering Memorandums for purposes of Rule 15c2-12(b)(3) and (4); provided, however, that the foregoing representation as to the finality of the Limited Offering Memorandum does not include a representation by the Authority as to the accuracy of the statements and information contained therein.

(c)         Warranted Information. As of the date of acceptance hereof by the Authority and the Company, and until the later of 25 days after the End of the Underwriting Period (as defined in (e) below) or 90 days after the Closing Date (the “Warranty Period”), the Authority represents and agrees that the statements and information in the Limited Offering Memorandum under the caption “THE AUTHORITY” and information relating to the Authority under the caption “ABSENCE OF LITIGATION” (the “Authority Warranted Information”), and the Company represents and agrees that all of the statements and information in the Limited Offering Memorandum (excluding the information under the captions “INVESTOR SUITABILITY STANDARDS,” “TRANSFER RESTRICTIONS,” “UNDERWRITING,” “TAX EXEMPTION,” “LEGAL MATTERS,” “RELATIONSHIP AMONG PARTIES” (except insofar as they relate to the Company or the Project Subsidiaries) and “LACK OF RATINGS”) (the “Company Warranted Information,” and, with the Authority Warranted Information, collectively, the “Warranted Information”), are and will be, and the Warranted Information in the Preliminary Limited Offering Memorandum as of its date was, true, correct and complete in all material respects, and the Warranted Information in the Limited Offering Memorandum does not and will not, and the Warranted Information in the Preliminary Limited Offering Memorandum as of its date did not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make such statements and information, in light of the circumstances under which they are or were made, not misleading.

Neither the Authority nor the County of Pima, Arizona (the “County”), makes any representation or warranty as to the information contained in the Preliminary Limited Offering Memorandum or the Limited Offering Memorandum or as to the completeness or accuracy of such information except as described above. The Limited Offering Memorandum shall state that neither the Authority nor the County has furnished any information in such document, except that the Authority has reviewed the information in the sections described above.

(d)         Amendments or Supplements. Between the date of this Bond Purchase Agreement and the end of the Warranty Period, (i) neither the Authority nor the Company will adopt or participate in the issuance of any amendment of or supplement to the Limited Offering Memorandum to which, after having been furnished with a copy, the Purchaser or the Authority shall object in writing or which shall be disapproved by Squire, Sanders & Dempsey L.L.P., as Counsel to the Purchaser, or Russo, Russo & Slania, P.C., as Counsel to the Authority, and (ii) the Authority and the Company agree that (1) if any event relating to or which might affect the correctness or completeness of the Warranted Information contained in the Limited Offering Memorandum; (2) if any event shall occur as a result of which the Warranted Information contained in the Limited Offering Memorandum as then amended or supplemented contains an untrue statement of a material fact or omits to state a material fact necessary in order to make

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such statements therein, in the light of the circumstances when the Limited Offering Memorandum is delivered to a purchaser, not misleading or (3) if the Purchaser, the Authority or the Company is notified that such an event has occurred, then the Purchaser, the Authority or the Company, as applicable (but, with respect to the Authority, only as the foregoing relates to the Authority Warranted Information), shall promptly notify the Purchaser, the Authority and the Company of the circumstances and details of such event. If in the opinion of the Purchaser or the Authority it is necessary to amend or supplement the Limited Offering Memorandum to make the Limited Offering Memorandum not misleading in light of the circumstances existing at the time it is delivered to a purchaser or potential customer (as defined for purposes of the Rule), the Authority and the Company will, at the request of the Purchaser or the Authority and at the expense of the Company, cooperate with and cause the preparation of a reasonable number of copies of an amendment of or supplement to the Limited Offering Memorandum (in form and substance satisfactory to the Purchaser and the Authority), that will amend or supplement the Limited Offering Memorandum so that it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances existing at the time the Limited Offering Memorandum is delivered to a purchaser or potential customer, not misleading; provided, however, that if such event shall occur on or prior to the Closing Date, the Purchaser in its sole discretion shall have the right to terminate its obligations hereunder by written notice to the Authority and the Company and thereafter the Purchaser will be under no obligation to purchase and pay for any of the Series 2008 Bonds.

The Authority and the Company agree, until the end of the Warranty Period, (i) to notify the Purchaser, the Authority and the Company upon the occurrence of any material event adversely affecting the Authority or the Company, the properties or operations of the Authority or the Company or the consummation of the material transactions contemplated by the documents and agreements to which the Authority or the Company is a party and (ii) to furnish to the Purchaser and the Authority all such information as may be necessary to amend the Limited Offering Memorandum as required by this Section.

(e)         End of Underwriting Period. Unless otherwise notified in writing by the Purchaser by the Closing Date, the Authority and the Company can assume that the “End of the Underwriting Period” for purposes of this Bond Purchase Agreement shall be the Closing Date. In the event such notice is so given in writing by the Purchaser, the Purchaser agrees to notify the Authority and the Company in writing following the occurrence of the End of the Underwriting Period as defined in the Rule.

SECTION 5.         CERTAIN REPRESENTATIONS AND AGREEMENTS OF THE COMPANY.

The undersigned, on behalf of the Company but not individually, represents to and agrees with the Purchaser and the Authority that:

(a)         Use of Documents. The Company hereby authorizes the use of the Limited Offering Memorandum and copies of the Indenture, the Loan Agreement, the Security Agreement, the Intercreditor Agreement, the Bank Credit Agreement and the Continuing Disclosure Undertaking, to be dated the Closing Date (the “Continuing Disclosure Undertaking”), from the Company by the Purchaser in connection with the public offering and

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sale of the Series 2008 Bonds and hereby represents that the Purchaser was and is authorized prior to the date hereof to use the Preliminary Limited Offering Memorandum and copies of the Indenture, the Loan Agreement, the Security Agreement, Intercreditor Agreement, Bank Credit Agreement and the Continuing Disclosure Undertaking in connection with the public offering and sale of the Series 2008 Bonds and in connection with the “blue sky” qualifications described below.

(b)         Litigation. Except as disclosed in the Limited Offering Memorandum, there is no claim, action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental agency, public board or body, pending or, threatened against or affecting the Company or its properties nor is there any basis therefor, (i) contesting the corporate existence of the Company or the Project Subsidiaries, the powers of the Company or the Project Subsidiaries, the titles of its officers to their respective offices or its right to conduct any of their respective operations as presently conducted or (ii) challenging the validity of this Bond Purchase Agreement, the Series 2008 Bonds, the Indenture, the Loan Agreement, the Intercreditor Agreement, the Bank Credit Agreement, the Continuing Disclosure Undertaking or the Tax Exemption Certificate and Agreement, to be dated the Closing Date (the “Tax Regulatory Agreement”), by and among the Authority, the Company and the Trustee (the Series 2008 Bonds, the Indenture, the Loan Agreement, the Tax Regulatory Agreement, the Security Agreement, the Intercreditor Agreement, the Continuing Disclosure Undertaking and this Bond Purchase Agreement, being collectively referred to as the “Financing Documents”), or (iii) contesting the power and authority of the Company to execute and deliver or to consummate the transactions contemplated in those documents or as described in the Limited Offering Memorandum, (iv) contesting in any way the completeness or accuracy of the Preliminary Limited Offering Memorandum or the Limited Offering Memorandum or (v) wherein an unfavorable decision, ruling or finding would (A) materially adversely affect the financial position of the Company or the Project Subsidiaries or the operation of its facilities or the property of the Company or the Project Subsidiaries or (B) adversely affect the validity or enforceability of the Financing Documents.

(c)         Corporate Existence. The Company (i) is a Delaware limited liability company and is duly formed and validly existing and in good standing under the laws of the State of Arizona (the “State”), (ii) has the power and authority to conduct its business as presently being conducted and as described in the Limited Offering Memorandum and to enter into and consummate the transactions with respect to it contemplated by the Financing Documents and the Limited Offering Memorandum and (iii) owns property and conducts its operations only in the State.

(d)         Licenses, etc. The Company has received, and the following are currently in full force and effect, and the Company will maintain or cause to be maintained in full force and effect, except to the extent otherwise permitted by the Loan Agreement, all permits, licenses, franchises, accreditations and certifications necessary for the Company and for the Project Subsidiaries to conduct its business as it is presently being conducted and as described by the Limited Offering Memorandum. The Company and each of the Project Subsidiaries is authorized to operate and maintain its properties as provided in the Financing Documents.

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(e)         Approvals. The Company and each of the Project Subsidiaries has received, and there remain currently in full force and effect, all authorizations, licenses, permits, franchises, privileges, consents, approvals, reviews and legal clearances of any governmental body, regulatory authority or public agency that would constitute a condition precedent to, or the absence of which would adversely affect, the execution, delivery or performance by the Company or such Project Subsidiary under the Financing Documents or by the Company or such Project Subsidiary hereunder or other transactions contemplated herein, therein or described in the Limited Offering Memorandum, except such as may be required under state securities or “blue sky” laws, including particularly, but not by way of limitation, of the Arizona Corporation Commission (“ACC”). The Company shall take, and shall cause each of the Project Subsidiaries to take, all actions within its power to obtain or cause to be obtained, when needed, all governmental consents and approvals that are required for the continued performance of its obligations under the Financing Documents.

(f)         Due Authorization and Approval. The Company (i) has duly authorized (A) the execution and delivery of, and the due performance of its obligations under or contemplated by, the Financing Documents and (B) the taking of any and all actions as may be required on the part of the Company to carry out, give effect to and consummate the transactions contemplated by the Financing Documents and described in the Limited Offering Memorandum and (ii) has approved the terms of the Financing Documents and the Limited Offering Memorandum and the use of the Limited Offering Memorandum. The Company will take any and all actions necessary or appropriate to consummate the transactions described in such documents and the Limited Offering Memorandum.

(g)         Due Execution and Delivery. This Bond Purchase Agreement has been duly executed and delivered by the Company, and this Bond Purchase Agreement is, and as of the Closing Date, the Loan Agreement, the Tax Regulatory Agreement, Security Agreement, the Intercreditor Agreement and the Continuing Disclosure Undertaking will be, legal, valid and binding agreements of the Company, all of such documents being enforceable in accordance with their terms, subject as to enforcement of remedies to applicable bankruptcy laws and other laws affecting creditors” rights and the exercise of judicial discretion.

(h)         No Conflicts. The execution and delivery by the Company of this Bond Purchase Agreement, the Loan Agreement, the Tax Regulatory Agreement, the Security Agreement, the Intercreditor Agreement, the Continuing Disclosure Undertaking and compliance by the Company with the respective provisions hereof and thereof, (i) do not and will not conflict with, or constitute a breach of or default (with due notice or passage of time or both) under, (A) the organizational documents of the Company, (B) any indenture, deed of trust, mortgage, commitment, agreement, or other instrument to which the Company or either of the Project Subsidiaries is currently a party or by or to which the Company or its properties, assets, revenues or operations, or to which either of the Project Subsidiaries or its properties, assets, revenues or operations, are bound or subject or (C) any existing law, rule or regulation or any judgment, order or decree to which the Company or any of its properties, revenues, assets or operations, or either of the Project Subsidiaries or its properties, revenues, assets or operations, are bound or subject and (ii) except as provided in the Financing Documents, result in the creation or imposition of any lien, charge or other encumbrance of any nature upon any of the revenues, properties, assets or operations of the Company or either of the Project Subsidiaries.

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(i)         Representations True and Correct. The representations of the Company set forth in the Financing Documents are, and as of the date of Closing will be, true and correct.

(j)         No Defaults. The Company is not now and since its formation has not been in default (after expiration of any applicable grace period) in the payment of principal of, or premium or interest on, or otherwise in any material default with respect to, any bonds, notes or other obligations which it has issued, assumed or guaranteed as to payment of principal, premium or interest. The Company has no knowledge of any event which has occurred or is continuing that, with the lapse of time or the giving of notice or both, would constitute an event of default under any such bonds, notes or other obligations. No event has occurred or is continuing that would constitute an event of default as defined in the Financing Documents or that, with the lapse of time or the giving of notice or both, would constitute such an event of default. Neither of the Project Subsidiaries is now in default (after expiration of any applicable grace period) in the payment of principal of, or premium or interest on, nor otherwise in any material default with respect to, any bonds, notes or other obligations which it has issued, assumed or guaranteed as to payment of principal, premium or interest. The Company has no knowledge of any event which has occurred or is continuing that, with the lapse of time or the giving of notice or both, would constitute an event of default under any such bonds, notes or other obligations.

(k)         Disclosure of Agreements, Contracts and Restrictions. Neither the Company nor either of the Project Subsidiaries is a party to any contract or agreement or subject to any restriction, the performance of or compliance with which may have a material adverse effect on the financial condition, operations or prospects of the Company or either of the Project Subsidiaries or on the transactions and activities of the Company or the Project Subsidiaries described in the Limited Offering Memorandum.

(1)         Governmental Approvals. No approval, permit, consent, authorization or order of any court or any governmental or public agency, authority or person not already obtained or effected (other than any approvals that may be required under the “blue sky” laws of any jurisdiction) is required with respect to the Company or either of the Project Subsidiaries in connection with the sale of the Series 2008 Bonds or the execution and delivery by the Company of, or the performance by the Company of its obligations under, the Financing Documents, including particularly, but not by way of limitation, of the ACC.

(m)         Qualification of Bonds Under Blue Sky Laws. The Company will furnish such information, execute such instruments and take such other action in cooperation with the Purchaser and Counsel to the Purchaser or the Authority and Counsel to the Authority as may be reasonably requested by the Purchaser or the Authority, respectively, (A) to (1) qualify the Series 2008 Bonds for offering and sale under the “blue sky” or other securities laws and regulations of such states and other jurisdictions of the United States as the Purchaser may designate and (2) determine the eligibility of the Series 2008 Bonds for investment under the laws of such states and other jurisdiction and (B) to continue such qualifications in effect so long as required for the distribution of the Series 2008 Bonds; provided that in no event will the Company be required to take any actions to qualify to do business in any jurisdiction in which the Company is not now so qualified or to register as a dealer or broker in any state or jurisdiction or be required to file a general consent to service of process or become subject to service of process in any jurisdiction

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in which the Company is not now subject to service of process. The Company shall advise the Purchaser and the Authority promptly of receipt by the Company of any notification with respect to the suspension of the qualification of the Series 2008 Bonds for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose.

(n)         Certificates and Representations. Any certificate signed by an authorized member or officer of the Company delivered to the Purchaser or the Authority at the Closing shall be deemed a representation and warranty by the Company as to the statements made therein. The Company covenants that between the date hereof and the Closing that the Company shall not take any action that shall cause the representations and warranties made herein to be untrue as of the Closing.

(o)         Audited Financial Statements. The audited financial statements with respect to the Company and each of the Project Subsidiaries incorporated in Appendix G to the Preliminary Limited Offering Memorandum and the Limited Offering Memorandum (i) fairly present the financial position and results of operations of the Company or the Project Subsidiary, as applicable, at the respective dates and for the respective periods indicated therein in accordance with generally accepted accounting principles (“GAAP”) and (ii), to the best of the knowledge of the Company, have been prepared in accordance with GAAP consistently applied throughout the periods concerned (except as otherwise disclosed in the notes to such financial statements).

(p)         Continuing Disclosure. The Company is in compliance with its current continuing disclosure undertakings with respect to the Series 2006 Bonds.

(q)         No Material Adverse Change. Since December 31, 2007, neither the Company nor either of the Project Subsidiaries has incurred any material liabilities, direct or contingent, nor has there been any material adverse change in the financial position, results of operations or condition, financial or otherwise, of the Company or either of the Project Subsidiaries that is not described in the Limited Offering Memorandum, whether or not arising from transactions in the ordinary course of business.

(r)         Pledge of Revenues. Except as disclosed in the Limited Offering Memorandum, neither the Company nor either of the Project Subsidiaries has granted a security interest in or made a pledge of or otherwise granted any lien on any of its revenues or other assets, including the Income Available for Debt Service, except as permitted under the Loan Agreement. The Company has not entered into any contract or agreement of any kind, and there is no overt existing, pending, threatened or anticipated event or circumstance, that might give rise to any such lien.

The Company agrees that all representations, warranties and covenants made by the Company herein, and in certificates or other instruments delivered pursuant hereto or in connection herewith, shall be deemed to have been relied upon by the Purchaser and the Authority notwithstanding any investigation heretofore or hereafter made by the Purchaser or the Authority or on behalf of the purchaser or the Authority and that all representations, warranties and covenants made by the Company herein and therein and all of the rights of the Purchaser or the Authority hereunder and thereunder shall survive the offering of the Series 2008 Bonds.

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SECTION 6.         CERTAIN REPRESENTATIONS AND AGREEMENTS OF THE AUTHORITY.

The Authority represents to and agrees with the Purchaser and the Company that:

(a)         Use of Documents. The Authority hereby authorizes the use of the Limited Offering Memorandum and copies of the Indenture and the Loan Agreement by the Purchaser in connection with the public offering and sale of the Series 2008 Bonds and hereby represents that the Purchaser was and is authorized prior to the date hereof to use the Preliminary Limited Offering Memorandum and copies of the Indenture and the Loan Agreement in connection with the public offering and sale of the Series 2008 Bonds and in connection with the “blue sky” qualifications described below.

(b)         Existence and Authority. The Authority is a nonprofit corporation designated as a political subdivision of the State of Arizona and has the power and authority under Title 35, Chapter 5, Arizona Revised Statutes, as amended (the “Act”), to (i) enter into the Indenture, the Loan Agreement, the Tax Regulatory Agreement, the Security Agreement, the Letter of Representations (the “Letter”), with DTC and this Bond Purchase Agreement; (ii) execute and authorize the use and distribution of the Preliminary Limited Offering Memorandum and the Limited Offering Memorandum; (iii) issue and execute the Series 2008 Bonds as provided in the Indenture and this Bond Purchase Agreement and (iv) carry out and consummate all other transactions contemplated by the Indenture, the Loan Agreement, the Tax Regulatory Agreement, the Security Agreement, the Letter and this Bond Purchase Agreement. (The Series 2008 Bonds, the Indenture, the Loan Agreement, the Tax Regulatory Agreement, the Letter and this Bond Purchase Agreement are collectively referred to as the “Authority Documents.”)

(c)         Due Authorization. The Authority has duly authorized (i) the execution and delivery of, and the due performance of its obligations under, the Authority Documents and (ii) the taking of any and all actions as may be required on the part of the Authority to carry out, give effect to and consummate the transactions contemplated by the Authority Documents and described in the Limited Offering Memorandum. The Authority shall take any and all actions necessary or appropriate to consummate the transactions described in these documents and the Limited Offering Memorandum.

(d)         Due Execution and Delivery. This Bond Purchase Agreement has been duly executed and delivered by the Authority and is, and when duly authorized, executed and delivered by the parties thereto, the Series 2008 Bonds (assuming due approval by the Arizona Attorney General and the Board of Supervisors of Pima County, Arizona), the Indenture, the Loan Agreement, the Tax Regulatory Agreement and the Letter will be, legal, valid and binding obligations of the Authority enforceable in accordance with their terms, subject as to enforcement of remedies to applicable bankruptcy laws and other laws affecting creditors” rights and the exercise of judicial discretion. At or prior to the Closing Date, the Authority Documents shall have been duly authorized, executed and delivered by the Authority.

(e)         Bond Resolution Valid. The resolution of the Authority authorizing the issuance of the Series 2008 Bonds and the execution and delivery of the Authority Documents and selling

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the Series 2008 Bonds to the Purchaser has been duly and validly adopted by the Authority and is in full force and effect.

(f)         Bonds Legal, Valid and Binding Special Obligations. The form, terms, execution and issuance of the Series 2008 Bonds have been duly and validly authorized and, when authenticated by the Trustee, delivered in accordance with the Indenture and paid for by the Purchaser on the Closing Date in accordance with the terms of this Bond Purchase Agreement, the Series 2008 Bonds will (i) have been duly authorized, executed and issued and (ii) constitute legal, valid and binding special limited obligations of the Authority, enforceable in accordance with their terms and entitled to the benefits and security of the Indenture, subject as to enforcement of remedies to applicable bankruptcy laws and other laws affecting creditors’ rights and the exercise of judicial discretion. The Bonds will be special limited obligations of the Authority, and the principal of and interest and any premium on the Series 2008 Bonds will be payable by the Authority, except to the extent payable from proceeds of the Series 2008 Bonds and the investment thereof, solely from amounts received by the Trustee under the Loan Agreement and otherwise as provided in the Indenture, and are not otherwise obligations of the Authority. The Authority shall not be obligated to pay the principal of or interest or any premium on the Series 2008 Bonds except from the revenues and other funds pledged by the Indenture, and neither the faith and credit nor the taxing power of the County, the State or of any political subdivision thereof is pledged as security for such payment.

(g)         No Defaults. To the best knowledge of the undersigned, the Authority is not now and has never been in default in the payment of principal of or premium or interest on, or otherwise in default with respect to, any bonds, notes or other obligations which it has issued, assumed or guaranteed as to payment of principal, premium or interest. To the knowledge of the undersigneds without inquiry, the Authority has no knowledge that any event has occurred or is continuing that, with the lapse of time or the giving of notice or both, would constitute an event of default under any such bonds, notes or other obligations. To the knowledge of the undersigned without inquiry, no event has occurred or is continuing that, upon the issuance of the Series 2008 Bonds, would constitute an event of default under the Indenture or the Loan Agreement or which with the lapse of time or the giving of notice or both would constitute an event of default.

(h)         Litigation. To the knowledge of the undersigned without inquiry, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental agency, public board or body, pending or threatened against or affecting the Authority, nor is there any basis therefor, (i) which in any way questions the powers of the Authority referred to in subparagraph (b) above or the validity of the proceedings taken by the Authority in connection with the issuance and sale of the Series 2008 Bonds, (ii) wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Bond Purchase Agreement or described in the Limited Offering Memorandum or would in any way adversely affect the validity or enforceability of the Authority Documents (or of any other instrument required or contemplated for use in consummating the transactions contemplated thereby or hereby or described in the Limited Offering Memorandum) or, with respect to the Series 2008 Bonds, the exclusion from gross income for federal income tax purposes of the interest on the Series 2008 Bonds as set forth in the Limited Offering Memorandum or (iii) contesting in any way the completeness or accuracy of the Preliminary Limited Offering Memorandum or the Limited Offering Memorandum.

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(i)         Qualification of Bonds Under Blue Sky Laws. The Authority will cooperate with the Purchaser and Counsel to the Purchaser in endeavoring to qualify the Series 2008 Bonds for offering and sale under the securities or “blue sky” laws of such jurisdictions of the United States as the Purchaser may reasonably request; provided that the “out-of-pocket” expenses of the Authority in respect thereof are paid out of the proceeds of the Series 2008 Bonds or are otherwise provided for and provided that in no event will the Authority be required to take any actions to qualify to do business in any jurisdiction in which it is not now so qualified.

(j)         Certificates and Representations. Any certificate signed by an authorized officer of the Authority delivered to the Purchaser at the Closing shall be deemed a representation and warranty by the Authority as to the statements made therein. The Authority covenants that between the date hereof and the Closing it will not take any action that will cause the representations and warranties made herein to be untrue as of the Closing.

SECTION 7.         CONDITIONS OF PURCHASER’S OBLIGATIONS.

The Purchaser has entered into this Bond Purchase Agreement in reliance upon (i) the representations and agreements of the Authority and the Company herein and in reliance upon representations, warranties and agreements to be contained in the documents and other instruments to be delivered at the Closing and (ii) the performance by the Authority and the Company of their obligations hereunder and thereunder, both as of the date hereof and as of the Closing Date. Accordingly, the obligations of the Purchaser under this Bond Purchase Agreement to purchase, to accept delivery of and to pay for the Series 2008 Bonds shall be conditioned upon the performance by the Authority and the Company of their obligations to be performed hereunder and under the Authority Documents and the Financing Documents, respectively, at or prior to the Closing and shall also be subject to the following further conditions:

(a)         Representation and Compliance. The representations and warranties of the Authority and the Company contained herein shall be true, complete and correct in all material respects at the date hereof and at and as of the Closing, as if made at and as of the Closing, and will be confirmed by a certificate or certificates of the appropriate official of the Authority or the Company dated the Closing Date, the statements made in all certificates and other documents delivered to the Purchaser at the Closing pursuant hereto shall be true, complete and correct in all material respects at the Closing and the Authority and the Company shall be in compliance with each of the agreements and covenants made by them in the Authority Documents and the Financing Documents, respectively.

(b)         Conditions of Closing. At the time of Closing, (i) this Bond Purchase Agreement, the Limited Offering Memorandum, the Indenture, the Loan Agreement, the Tax Regulatory Agreement, the Security Agreement, the Intercreditor Agreement, the Letter and the Continuing Disclosure Undertaking shall be in full force and effect and shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Purchaser and (ii) the Authority and the Board of Supervisors of Pima County, Arizona, shall have duly adopted and there shall be in full force and effect such resolutions and/or certificates of the Authority and the Board of Supervisors of Pima County, Arizona, as, in the opinion of Bond Counsel shall be necessary in connection with the transactions contemplated hereby.

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(c)         Conditions With Respect to the Limited Offering Memorandum. Subsequent to the date as of which information is given in the Limited Offering Memorandum as of its initial date, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial condition or properties of the Company or the Authority, which change or development makes it impractical or inadvisable in the judgment of the Purchaser to proceed with the purchase or offering of the Series 2008 Bonds as contemplated by the Limited Offering Memorandum.

(d)         Conditions At or Prior to Closing. Receipt by the Purchaser of three copies of the transcript of proceedings of the Authority relating to the authorization and issuance of the Series 2008 Bonds, including the following:

(1)         an unqualified, approving opinion of Bond Counsel, dated the Closing Date, to the effect that the Series 2008 Bonds are binding and enforceable obligations of the Authority and to the effect (i) that the interest on the Series 2008 Bonds is excluded from gross income for federal income tax purposes and (ii) that interest on the Series 2008 Bonds is excluded from gross income for State income tax purposes, with customary exceptions for bonds such as the Bonds, substantially in the form attached to the Preliminary Limited Offering Memorandum as Appendix C;

(2)         the opinion of Russo, Russo & Slania, P.C., Counsel to the Authority, dated the Closing Date, substantially in the form attached hereto as Exhibit B, together with a reliance letter addressed to the Trustee and the Purchaser;

(3)         the opinions of Burch & Cracchiolo P.A., and Roshka, DeWulf & Patten, PLC., each dated the Closing Date, substantially in the forms attached hereto as Exhibit C-1 and C-2, respectively;

(4)         the opinion of counsel to the Bank, substantially in the form attached hereto as Exhibit H;

(5)         the letter of Deloitte & Touche LLP (the “Auditor”), dated on or prior to the Closing Date, substantially in the form attached hereto as Exhibit D;

(6)         the opinion of Counsel to the Purchaser, dated the Closing Date, substantially in the form attached hereto as Exhibit E;

(7)         a supplemental opinion of Bond Counsel, dated the Closing Date, substantially in the form attached hereto as Exhibit F;

(8)         a certificate of McBride Engineering Solutions, Inc., with respect to the Engineer’s Feasibility Report and Addenda included as Appendix F to the Preliminary Limited Offering Memorandum and the Limited Offering Memorandum, dated the Closing Date, and consent letter for use of such Engineer’s Feasibility Report and Addenda, each substantially in the form attached hereto as Exhibit G;

(9)         a certificate or certificates, dated the Closing Date, signed by the Manager or other authorized officer of the Company that (i) no litigation is pending or, to the best

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of their knowledge after due investigation, threatened (a) to restrain or enjoin the purchase or delivery of the Series 2008 Bonds or the collection and application of revenues pledged under the Indenture, (b) in any way contesting or affecting any authority for the issuance of the Series 2008 Bonds or the validity of the Financing Documents or (c) in any way contesting the corporate existence or powers of the Company; (ii) no event affecting the Company or any other event has occurred since the date of the Limited Offering Memorandum which should be disclosed in the Limited Offering Memorandum in order to make the statements and information in the Limited Offering Memorandum not misleading in any material respect, (iii) the representations and warranties of the Company contained herein are true and correct in all material respects as of the date of Closing and (iv) the Company has taken all requisite action within its authority upon advice of Bond Counsel to assure that interest on the Series 2008 Bonds will be excludable from gross income for federal income tax purposes;

(10)         a certificate, dated the Closing Date, signed by an appropriate officer of the Company that the statements and information in the Limited Offering Memorandum (excluding the information under the captions “INVESTOR SUITABILITY STANDARDS,” “TRANSFER RESTRICTIONS,” “UNDERWRITING,” “TAX EXEMPTION,” “LEGAL MATTERS,” “RELATIONSHIP AMONG PARTIES” (except insofar as they relate to the Company or the Project Subsidiaries) and “LACK OF RATINGS”) are true, correct and complete in all material respects and do not include any untrue statement of a material fact or omit to state any material fact necessary in order to make such statements and information, in light of the circumstances under which they were made, not misleading and no event affecting the Company or either of the Project Subsidiaries or any other event has occurred since the date of the Limited Offering Memorandum which should be disclosed in the Limited Offering Memorandum in order to make the statements and information in the Limited Offering Memorandum not misleading in any material respect;

(11)         copies of the Indenture, the Loan Agreement, the Tax Regulatory Agreement, the Security Agreement, the Intercreditor Agreement, the Continuing Disclosure Undertaking and the Letter, duly executed by the parties thereto;

(12)         specimen Bonds;

(13)         certified copies of resolution(s) or certificate of the Company approving and authorizing the distribution of the Preliminary Limited Offering Memorandum and the Limited Offering Memorandum, the execution and delivery of this Bond Purchase Agreement, the Loan Agreement, the Tax Regulatory Agreement, the Security Agreement, the Intercreditor Agreement and the Continuing Disclosure Undertaking and the approval of the Series 2008 Bonds;

(14)         copies of each of (i) the organizational documents certified by the Arizona Secretary of State, (ii) the Operating Agreement of the Company, certified by its Manager and (iii) a certificate of good standing of the Company, dated as of a date reasonably acceptable to the Purchaser;

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(15)        a certificate of the Authority, dated the Closing Date, to the effect that (i) the representations and warranties of the Authority in this Bond Purchase Agreement are true and correct in all material respects as of, and as if made on, the Closing Date and (ii) to the best knowledge of the person signing such certificate, the Authority has complied with all the terms of the Authority Documents to be complied with by the Authority prior to or concurrently with the Closing;

(16)        the filing copy of the Information Return Form 8038 as required by Section 149(e) of the Code with respect to the Series 2008 Bonds, the filing copy of the Certificate of Closing provided to the State of Arizona Department of Commerce with respect to the private activity volume allocation with respect to the Series 2008 Bonds and evidence of all notices, hearings and approvals required for “TEFRA” purposes with respect to the Series 2008 Bonds;

(17)        written evidence satisfactory to the Purchaser that the ACC has granted all approvals necessary in connection with the issuance of the Series 2008 Bonds or that sufficient exemptions exist;

(18)        a closing certificate of the Trustee to the effect that the Trustee is duly incorporated and in good standing as a national association and that it has the requisite fiduciary powers to serve as trustee with respect to the Series 2008 Bonds, together with a certified resolution with respect to the authority of the designated officer to authenticate the Series 2008 Bonds and execute the Indenture, the Loan Agreement and the Tax Regulatory Agreement; and

(19)        all items described in Section 2.04 of the Indenture and Section 4.8 of the Loan Agreement, in forms satisfactory to the Purchaser, demonstrating (i) compliance with the requirements of the Indenture for the Series 2008 Bonds to be issued as Additional Bonds under the Indenture on a parity with the Series 2006 Bonds and (ii) compliance with the requirements of the Loan Agreement for the Series 2008 Bonds to be issued as permitted additional Indebtedness (as defined in the Loan Agreement) under the Loan Agreement, including, without limitation, the report of an Accounting Firm (as defined in the Indenture) required by Section 2.04(1) of the Indenture;

(20)        all items required by the Trustee or by counsel to establish that the supplements and amendments to the Indenture and the Loan Agreement, respectively, made by the First Supplement and the First Amendment are effective upon the delivery of the Series 2008 Bonds; and

(21)        such additional legal opinions, certificates, proceedings, instruments and other documents as the Purchaser or Bond Counsel may reasonably request.

(e)        Approval by Purchaser. All of the opinions, letters, certificates, instruments and other documents mentioned in this Bond Purchase Agreement shall be deemed to be in compliance with the provisions of this Bond Purchase Agreement if, but only if, in the reasonable judgment of the Purchaser they are satisfactory in form and substance.

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(f)        Failure to Satisfy Conditions. If there shall be a failure to satisfy the conditions to the obligations of the Purchaser contained in this Bond Purchase Agreement or if the obligations of the Purchaser shall be terminated for any reason permitted by this Bond Purchase Agreement, this Bond Purchase Agreement shall be terminated and the Purchaser, the Authority and the Company shall not have any further obligation hereunder, except as provided in Section 9 hereof.

SECTION 8.        TERMINATION.

The Purchaser shall have the right to terminate this Bond Purchase Agreement by notifying the Authority and the Company of the election of the Purchaser to do so, if at the time of such notification, between the date hereof and the Closing:

(a)        (i) legislation (including any amendment thereto) shall have been passed by or introduced in either house of the Congress of the United States or recommended to the Congress or otherwise endorsed for passage by the President of the United States or the United States Department of the Treasury or the Internal Revenue Service or any member of the United States Congress or presented as an option for consideration by either the Senate Finance Committee or the House Ways and Means Committee by the staff of either such committee or by the staff of the Joint Committee on Taxation, a decision shall have been rendered by a court of the United States or of the State of State or by the Tax Court of the United States, or a ruling or an Limited Offering Memorandum (including a press release) or proposal shall have been made or a regulation shall have been proposed or made by or on behalf of the Treasury Department of the United States or the Internal Revenue Service or other federal or State authority, legislation shall have been passed or introduced in the legislature of the State, with respect to federal or State taxation upon revenues or other income of the general character to be derived by the Trustee pursuant to the Financing Documents or of the Authority or by any similar body, or upon interest on obligations of the general character of the Series 2008 Bonds or with respect to State taxation of the interest on the Series 2008 Bonds as described in the Limited Offering Memorandum, (ii) other action or events shall have transpired which may have the purpose or effect, directly or indirectly, of changing the federal income tax consequences or State tax consequences of any of the transactions contemplated in connection herewith from that in effect on the date hereof or (iii) any other regulatory or legislative action or events shall have occurred which, in the judgment of the Purchaser, affect materially and adversely the market price of the Series 2008 Bonds or the market price generally of obligations of the general character of the Series 2008 Bonds; or

(b)        any event shall have occurred, or any condition shall exist, which, in the judgment of the Purchaser, either (i) makes untrue or incorrect in any material respect as of such time any statement or information contained in the Limited Offering Memorandum or (ii) is not reflected in the Limited Offering Memorandum but should be reflected therein in order to make the statements and information contained therein not misleading in any material respect; or

(c)        the Company shall have sustained with respect to its properties a substantial loss by fire, flood, accident or other calamity that, in the judgment of the Purchaser, could have a material adverse impact on the marketability of the Series 2008 Bonds, whether or not such loss shall have been insured; or

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(d)        there shall have occurred any outbreak or escalation of hostilities (whether or not foreseeable at the time of execution hereof) or other local, national or international calamity or crisis, or default with respect to the debt obligations of, or the institution of proceedings under the federal bankruptcy laws by or against, any state of the United States or any agency of the United States or any political subdivision in the State, the effect of such outbreak, calamity, crisis, default or institution on the financial markets of the United States being such as, in the judgment of the Purchaser, would materially and adversely affect the ability of the Purchaser to market the Series 2008 Bonds on the terms and as contemplated in the Limited Offering Memorandum or to enforce contracts for the sale of the Series 2008 Bonds; or

(e)        there shall be in force a general suspension of trading on the New York Stock Exchange or other national securities exchange, or minimum or maximum prices for trading shall have been fixed and be in force, or maximum ranges for prices for securities shall have been required and be in force on any such exchange, whether by virtue of a determination by any such exchange or by order of the Securities and Exchange Commission or any other governmental authority having jurisdiction or the State shall have taken any action, whether administrative, legislative, judicial or otherwise, which would have a material adverse affect on the marketing or sale of the Series 2008 Bonds; or

(f)        there shall have been established any new restrictions on transactions in securities materially affecting the free market for securities or the extension of credit by, or the charge to the net capital requirements of, underwriters by any such exchange, the Securities and Exchange Commission, any other federal or state agency or the Congress of the United States, or by Executive Order, or

(g)        a general banking moratorium shall have been declared by federal, Arizona, Delaware or New York authorities having jurisdiction and be in force; or

(h)        legislation shall be enacted or any action shall be taken by the Securities and Exchange Commission or other governmental or regulatory authority which, in the opinion of Counsel to the Purchaser, has the effect of requiring the contemplated distribution of the Series 2008 Bonds or any action or instrument pertaining thereto to be registered under the Securities Act of 1933, as amended (the “Securities Act”), or under State law or of requiring the Indenture or any instrument pertaining thereto to be qualified pursuant to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), or any action shall have been taken by any court or by any governmental authority suspending the use of the Limited Offering Memorandum or any amendments or supplements thereto, or any proceeding for that purpose shall have been initiated or threatened in any such court or by any such authority; or

(i)        an order, decree or injunction of any court of competent jurisdiction, or order, ruling, regulation or official statement by the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter, is issued or made to the effect that the issuance, offering or sale of obligations of the general character of the Series 2008 Bonds, including any or all underlying obligations, as contemplated hereby or by the Limited Offering Memorandum, is or would be in violation of the federal securities laws as amended and then in effect; or

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(j)        there shall have occurred any downgrading, or any notice shall have been given of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate the direction of a possible change, in the rating accorded any of the obligations of the Authority by any rating agency (including the rating to be accorded the Series 2008 Bonds) by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(8)(2) under the Securities Act; or

(k)        The purchase of and payment for the Series 2008 Bonds by the Purchaser, or the resale of the Series 2008 Bonds by the Purchaser, on the terms and conditions herein provided, shall be prohibited by any applicable law, governmental authority, board, agency or commission.

SECTION 9.        INDEMNIFICATION BY THE COMPANY.

(a)        Scope of Indemnification. The Company will indemnify and hold harmless the Authority, the County, the Purchaser, each director, trustee, partner, member, officer, official or employee or agent thereof and each person, if any, who controls the Purchaser within the meaning of the Securities Act (any such person being herein sometimes called an “Indemnified Party”), for, from and against any and all losses, claims, damages or liabilities, joint or several, (i) to which any such Indemnified Party may become subject, under any statute or regulation at law or in equity or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact set forth in the Limited Offering Memorandum, or any amendment or supplement thereto, or the Preliminary Limited Offering Memorandum or arise out of or are based upon the omission or alleged omission to state in the Company Warranted Information therein a material fact required to be stated therein or which is necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading in any material respect; and (ii) to the extent of the aggregate amount paid in any settlement of any litigation commenced or threatened arising from a claim based upon any such untrue statement or alleged untrue statement or omission or alleged omission if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld); and will reimburse any legal or other expenses reasonably incurred by any such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action.

(b)        Procedure. An Indemnified Party shall, promptly after the receipt of notice of a written threat of the commencement of any action against such Indemnified Party in respect of which indemnification may be sought against the Company, notify the Company in writing of the commencement thereof. Failure of the Indemnified Party to give such notice will reduce the liability of the Company by the amount of damages attributable to the failure of the Indemnified Parry to give such notice to the Company, but the omission to notify the Company of any such action shall not relieve the Company from any liability that any of them may have to such Indemnified Party otherwise than under this Section. In case any such action shall be brought against an Indemnified Party and such Indemnified Party shall notify the Company of the commencement thereof, the Company may, or if so requested, by such Indemnified Party shall, participate therein or assume the defenses thereof, with counsel satisfactory to such Indemnified Party and the Company (it being understood that, except as hereinafter provided, the Company shall not be liable for the expenses of more than one counsel representing the Indemnified Parties in such action), and after notice from the Company to such Indemnified Party of an election so to

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assume the defenses thereof, the Company will not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that unless and until the Company assumes the defense of any such action at the request of such Indemnified Party, the Company shall have the right to participate at its own expense in the defense of any such action. If the Company shall not have employed counsel to have charge of the defense of any such action or if an Indemnified Party shall have reasonably concluded that there may be defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of such Indemnified Party) or to other Indemnified Parties, legal and other expenses, including the expense of separate counsel, incurred by such Indemnified Party shall be borne by the Company.

(c)        Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section is applicable but for any reason is held to be unavailable to the Purchaser from the Company, the Company and the Purchaser shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons who control the Company within the meaning of the Securities Act or otherwise) to which the Company and the Purchaser may be subject (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand and the Purchaser on the other from the purchase of the Series 2008 Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchaser on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Purchaser, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchaser. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by or relating to the Company or the Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable consideration referred to herein. Notwithstanding the provisions hereof, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Purchaser’s compensation exceeds the amount of any damages the Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph, each person, if any, who controls the Purchaser within the meaning of the Securities Act shall have the same rights to contribution as the Purchaser and each person, if any, who. controls the Company within the meaning of the Securities Act shall have the same

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rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this paragraph. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph, notify such party or parties from whom contribution may be sought, but the omission to so notify such party from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect, to any action or claim settled without its consent.

SECTION 10.        PAYMENT OF EXPENSES.

The Purchaser shall be under no obligation to pay, and the Company shall pay or cause to be paid, any and all expenses and costs incurred in connection with the authorization, issuance or sale of the Series 2008 Bonds, including, but not limited to: costs of preparing, printing and delivering the Preliminary Limited Offering Memorandum and the Final Limited Offering Memorandum (including the word processing, duplicating and delivery charges incurred by Counsel to the Purchaser in connection with the preparation of preliminary or final drafts thereof); costs of printing, reproducing and binding the Financing Documents and the Authority Documents; fees and expenses of the Trustee, Bond Counsel, the Auditor, Counsel to the Purchaser, Counsel to the Trustee and any paying agent or registrar; expenses in connection with the Closing; fees and expenses of Counsel to the Authority and the fees and administrative expenses of the Authority; fees and expenses for preparation, printing, transportation and safekeeping of the Series 2008 Bonds; fees and expenses of any other experts, consultants or advisors retained by the Company and other costs, charges and fees in connection with the foregoing.

In the event that the Series 2008 Bonds are not purchased by the Purchaser for any reason other than a default by the Purchaser hereunder, then the Company shall pay upon demand all expenses which would otherwise be paid, or caused to be paid, by the Company pursuant to this Section and will reimburse the Purchaser and the Authority for “out-of-pocket”, expenses (including reasonable fees and expenses of Counsel to the Purchaser and Counsel to the Authority, respectively) that shall have been incurred by any of them in connection with the proposed purchase of the Series 2008 Bonds.

SECTION 11.        NOTICES.

Any notice or other communication to be given under this Bond Purchase Agreement may be given by delivering the same in writing as follows:

If to the Authority:	The Industrial Development Authority of the County of Pima
c/o Russo, Russo & Slania, P.C.
6700 N. Oracle Road, Suite 100
Tucson, Arizona 85704

If to the Company:	Global Water Resources, LLC

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21410 N. 19th Avenue, Suite 201
Phoenix, Arizona 85027

If to the Purchaser:	Hutchinson, Shockey, Erley & Company
Attention: Brian J. O’Connor
1702 E. Highland, Suite 301
Phoenix, Arizona 85016

SECTION 12.        PARTIES IN INTEREST AND SURVIVAL OF REPRESENTATIONS

This Bond Purchase Agreement is made solely for the benefit of the Authority, the Company and the Purchaser (including the successors or assigns of the Purchaser), and no other person, partnership, association or corporation shall acquire or have any right hereunder or by virtue hereof. All representations and agreements of the Authority and the Company in this Bond Purchase Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchaser and shall survive the delivery of and payment for the Series 2008 Bonds.

SECTION 13.        MISCELLANEOUS.

(a)        Headings. The headings of the Sections of this Bond Purchase Agreement are inserted for convenience only and shall not be deemed to be a part hereof.

(b)        Governing Law. This Bond Purchase Agreement shall be governed by and construed in accordance with the laws of the State.

Without limiting the foregoing, to the extent such provisions are applicable, the parties hereto specifically incorporate herein Section 38-511 of the Arizona Revised Statutes which provides that the State, its political subdivisions or any department or agency of either, may, within three years after its execution, cancel any contract, without penalty or further obligation, if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of the State, its political subdivisions or any department or agency of either is, at any time while the contract or any extension of the contract is in effect, an employee of any other party to the contract in any capacity or a consultant to any other party to the contract with respect to the subject matter of the contract.

(c)        Counterparts. This Bond Purchase Agreement may be executed, accepted and approved in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute and accept or approve this Bond Purchase Agreement by signing any such counterpart.

(d)        Amendments. This Bond Purchase Agreement may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. The Authority and the Company may not assign any of their rights or obligations under this Bond Purchase Agreement without the written consent of the Purchaser, and the Purchaser shall not be required to purchase the Series 2008 Bonds under this Bond Purchase Agreement except from the Trustee.

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If you agree with the foregoing, please sign the enclosed counterpart of this Bond Purchase Agreement and return it to the Purchaser. This Bond Purchase Agreement shall become a binding agreement between you and the Purchaser when at least one counterpart of this Bond Purchase Agreement shall have been signed by and on behalf of each of the parties hereto.

HUTCHINSON, SCHOCKEY, ERLEY & CO.

By:
Title:	Senior Vice President

ACCEPTED:

GLOBAL WATER RESOURCES, LLC		THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE COUNTY OF PIMA

By:	/s/ Trevor Hill	By:

Printed Name:	Trevor Hill	Printed Name:

Title:	President & CEO	Title:

If you agree with the foregoing, please sign the enclosed counterpart of this Bond Purchase Agreement and return it to the Purchaser. This Bond Purchase Agreement shall become a binding agreement between you and the Purchaser when at least one counterpart of this Bond Purchase Agreement shall have been signed by and on behalf of each of the parties hereto.

HUTCHINSON, SHOCKEY, ERLEY & CO.

By:
Title:

ACCEPTED:

GLOBAL WATER RESOURCES, LLC	THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE COUNTY OF PIMA

By:	By:	/s/ Frank Y. Valenzuela

Printed Name:	Printed Name:	Frank Y. Valenzuela

Title:	Title:	Treasurer

EXHIBIT A

Principal Amount: $25,865,000

Dated Date: Date of Delivery

Maturity Schedule

Year	Principal Amount	Rate	Yield
2018	$2,630,000	6.375%	6.375%
2038	23,235,000	7.500%	7.500%

Mandatory Sinking Fund Redemption

The Series 2008 Bonds maturing on December 1, 2018 and December 1, 2038 are subject to mandatory redemption pursuant to mandatory sinking fund requirements, at a redemption price of 100 percent of the principal amount redeemed plus interest accrued to the redemption date, on December 1, in the following principal amounts in the years specified:

Year	Amount
Maturing in 2018
2012	$310,000
2013	330,000
2014	350,000
2015	375,000
2016	395,000
2017	420,000
2018	450,000	*
Maturing in 2038
2019	475,000
2020	515,000
2021	550,000
2022	595,000
2023	635,000
2024	685,000
2025	735,000
2026	790,000
2027	850,000
2028	915,000
2029	985,000
2030	1,055,000
2031	1,135,000
2032	1,220,000
2033	1,315,000
2034	1,410,000
2035	1,515,000
2036	1,630,000
2037	1,755,000
2038	4,470,000	*

* Maturity

If optional redemption at a redemption price exceeding 100% of the principal amount to be redeemed is to take place as of any applicable mandatory redemption date identified in the foregoing section hereof, the Series 2008 Bonds, or portions thereof, to be so redeemed shall be selected by lot prior to the selection by lot of the Series 2008 Bonds to be redeemed on the same date by operation of mandatory provisions of the foregoing section of this Exhibit A.

Optional Redemption

The Series 2008 Bonds maturing on December 1, 2018 are not subject to redemption prior to their stated maturity date. The Series 2008 Bonds maturing on December 1, 2038, may be redeemed prior to maturity, in whole at any time, or in part by lot on any Interest Payment Date, by the Corporation, on or after December 1, 2018 at the redemption price of the principal amount of the Series 2008 Bonds to be redeemed plus interest accrued to the date fixed for redemption.

Extraordinary Optional Redemption

The Series 2008 Bonds are also subject to redemption by the Authority in the event of the exercise by the Company of its option to direct redemption (i) at any time in whole, or (ii) on any Interest Payment Date in part in inverse order of maturity in the event of condemnation of part of the Project as described below, at a redemption price of 100% of the principal amount of the Series 2008 Bonds redeemed, plus interest accrued to the redemption date, upon occurrence of any of the following events:

(a)        The Project shall have been damaged or destroyed to such an extent that, in the Company’s reasonable judgment, (1) it cannot reasonably be expected to be restored, within a period of six months, to the condition immediately preceding such damage or destruction, or (2) its normal use and operation is reasonably expected to be prevented for a period of six consecutive months.

(b)        Title to, or the temporary use of, all or a significant part of the Project shall have been taken under the exercise of the power of eminent domain (1) to such extent that the Project cannot, in the Company’s reasonable judgment, reasonably be expected to be restored within a period of six months to a condition of usefulness comparable to that existing prior to the taking, or (2) as a result of the taking, normal use and operation of the Project is reasonably expected, in the Company’s reasonable judgment, to be prevented for a period of six consecutive months or more.

(c)        As a result of any changes in the Constitution of the State, the Constitution of the United States of America, or state or federal laws or as a result of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Authority or the Company in good faith, the Loan Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in the Loan Agreement, or if unreasonable burdens or excessive liabilities shall have been imposed with respect to the Project or the operation thereof, including, without limitation, federal, state or other ad valorem, property, income or other taxes not being imposed on the date of the Loan Agreement other than ad valorem taxes presently levied upon privately owned property used for the same general purpose as the Project.

(d)        Changes in the economic availability of raw materials, operating supplies, energy sources, labor, equipment or supplies, or facilities necessary for the efficient operation of the Project for the Project Purposes shall have occurred or technological or other changes shall have occurred which the Company cannot reasonably overcome or control and which in the Company’s reasonable judgment render the Project uneconomic for the Project Purposes.

(e)        A public offering with respect to any or all of the ownership interests in the Company.

To exercise the Company’s option to redeem Series 2008 Bonds following the occurrence of one of the event listed in (a) through (d) above, the Company shall give notice to the Authority and to the Trustee specifying the date on which the Company will deliver the funds required for that redemption, which date shall be not more than 90 days from the date that notice is mailed and shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption.

To exercise the Company’s option to redeem Series 2008 Bonds following the occurrence of one of the events listed in (e) above, the Company shall give notice to the Authority and to the Trustee specifying the date on which the Company will deliver the funds required for that redemption, which date shall be not more than 90 days from the date that the event described in (e) occurred and shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption.

The Company also shall have the option, in the event that title to or the temporary use of a portion of the Project shall be taken under the exercise of the power of eminent domain, even if the taking is not of such nature as to permit the exercise of the redemption option upon an event specified in (b) above, to direct the redemption, at a redemption price of 100% of the principal amount of Series 2008 Bonds prepaid, plus accrued interest to the redemption date, of that part of the outstanding principal balance of the Series 2008 Bonds as may be payable from the proceeds (after the payment of costs and expenses incurred in the collection thereof) received in the eminent domain proceeding, provided, that, the Company shall furnish to the Authority and the Trustee a certificate of a duly qualified independent engineer stating that (1) the property comprising the part of the Project taken is not essential to continued operations of the Project in the manner existing prior to that taking, (2) the Project has been restored to a condition substantially equivalent to that existing prior to the taking, or (3) other improvements have been acquired or made which are suitable for the continued operation of the Project.

Mandatory Redemption Upon a Determination of Taxability

The Company will be obligated to redeem all outstanding Series 2008 Bonds, within 180 days after the Trustee receives notification that a “Determination of Taxability” (as defined in the Trust Agreement) has occurred, at 103% of the principal amount of the Series 2008 Bonds outstanding at the time of a Determination of Taxability plus accrued interest to the redemption date.

EXHIBIT B

FORM OF OPINION OF COUNSEL TO THE AUTHORITY

[Letterhead of Russo, Russo & Slania]

October 1, 2008

THE INDUSTRIAL DEVELOPMENT AUTHORITY

    OF THE COUNTY OF PIMA

Tucson, Arizona

Re:	The Industrial Development Authority of the County of Pima, Water and Wastewater Revenue Bonds (Global Water Resources LLC Project), Series 2008

Ladies and Gentlemen:

We have acted as counsel to The Industrial Development Authority of the County of Pima (the “Authority”) in connection with the issuance and delivery of the above-captioned bonds (the “Bonds”). The Bonds are being issued pursuant to a Trust Indenture, dated as of December 1, 2006, as supplemented by the First Supplemental Trust Indenture, dated as of November 1, 2007, and further supplemented by the Second Supplemental Trust Indenture, dated as of August 1, 2008 (collectively, the “Indenture”) between the Authority and U.S. Bank National Association (the “Trustee”), and are being sold pursuant to the Bond Purchase Agreement dated September 12, 2008 (the “Bond Purchase Agreement”), executed by the Authority, Global Water Resources LLC (the “Company”), and Hutchinson, Shockey, Erley & Co. (the “Purchaser”). Capitalized terms used, and not otherwise defined, herein shall have the meanings set forth in the Indenture.

We are members of the Arizona Bar and serve as general counsel to the Authority. In connection with the issuance on this date by the Authority of its Bonds, we have examined, among other things, the following:

A.

Executed counterparts of the Indenture, the Loan Agreement dated as of December 1, 2006, as amended by the First Amendment to Loan Agreement, dated as of November 1, 2007, and further amended by the Second Amendment to Loan Agreement, dated as of August 1, 2008, all between the Authority and the Company (collectively, the “Loan Agreement”), the Bond Purchase Agreement, the Authority’s Closing Certificate, dated the date hereof, and the Tax Certificate dated the date hereof (collectively referred to herein as the “Authority Documents”);

B.	The provisions of Title 35, Chapter 5, Arizona Revised Statutes, as amended and supplemented (collectively, the “Act”);

C.	The Articles of Incorporation of the Authority (the “Articles”) and the Bylaws of the Authority (the “Bylaws”);

D.

A copy of the proceedings of record of the Board of Directors of the Authority, including the Resolution adopted on June 20, 2008 (the “Bond Resolution”), in connection with the authorization, issuance, sale and delivery of the Bonds and the Authority Documents;

E.	A copy of the Limited Offering Memorandum, dated September 12, 2008 (the “Limited Offering Memorandum”) with respect to the offering and sale of the Bonds; and

F.	Such other laws, matters and documents as we deem necessary for purposes of this opinion.

As to questions of fact material to our opinion, we have relied upon the representations of the Authority contained in the Authority Documents, the Bond Resolution and other certifications of public officials furnished to us without undertaking to verify the same by independent investigation. We have also assumed (i) the genuineness of the signatures not witnessed, the authenticity of documents submitted as originals, and the conformity to originals of documents submitted as copies, (ii) the legal capacity of all natural persons executing the Authority Documents and (iii) that the Authority Documents accurately describe and contain the mutual understanding of the parties, and that there are not oral or written statements or agreements that modify, amend, or vary, or purport to modify, amend, or vary, any of the terms of the Authority Documents.

Based upon the foregoing and upon such other information and documents as we believe necessary to enable us to render this opinion, we are of the opinion that:

1.        The Authority is a duly organized nonprofit corporation designated as a political subdivision under the laws of the State of Arizona, with the requisite corporate power and corporate authority to issue the Bonds, to execute and deliver the Authority Documents and to carry out and perform its obligations under the Bond Resolution and the Authority Documents.

2.        The execution and delivery of the Bonds, the Bond Resolution and the Authority Documents by the Authority have been duly authorized by the Authority and have been duly executed and delivered by the Authority and approved by the Board of Supervisors of Pima County, Arizona. The Bond Resolution has been duly passed by the Authority, is in full force and effect and has not been repealed by the Authority.

3.        To the best of our knowledge, no action, suit, proceedings, inquiry at law or in equity are pending or threatened in any way affecting the existence of the Authority or the titles of its officers to their respective offices, or seeking to restrain or to enjoin the issuance, sale or delivery of the Bonds, or the collection or application of revenues of the Authority pledged or to be pledged to pay the principal of and interest on the Bonds, or the pledge thereof, or in any way contesting or affecting the validity or enforceability of the Bonds or the powers of the Authority or its authority with respect to the Bonds.

4.        The execution and delivery of any of the Authority Documents and compliance with the provisions thereof, under the circumstances contemplated thereby, (i) do not violate the Act, the Articles, the Bylaws or any law, ordinance, administrative regulation, judgment, injunction, decree, determination or award, currently in effect of which we have knowledge to which the Authority is subject and (ii) do not and will not in any material respect conflict with or constitute on the part of the Authority a breach of or default under any indenture, deed of trust, mortgage, agreement, or other instrument of which we have knowledge and to which the Authority is a party.

5.        Other than the approval of the Pima County, Arizona Board of Supervisors (which has been obtained), no further consents or approvals are necessary from the Authority for the issuance of the Bonds or the valid execution, delivery or performance of the Authority Documents. The Authority has duly authorized the use of the Limited Offering Memorandum.

6.        Without having undertaken to determine independently the accuracy or completeness of the statements contained in the Limited Offering Memorandum therein under the captions “THE AUTHORITY” or “ABSENCE OF LITIGATION” as it relates to the Authority, nothing has come to our attention which would lead us to believe that portions of the Limited Offering Memorandum under the captions “THE AUTHORITY” or “ABSENCE OF LITIGATION” as it relates to the Authority contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

As counsel for the Authority, we are passing only upon those matters set forth in this opinion and are not passing upon the accuracy or completeness of any statements made in connection with any offering or sale of the Bonds, except as otherwise specifically set forth herein.

By letter dated June 27, 2008, to the Attorney General of the State of Arizona (the “Attorney General”), the Authority notified the Attorney General, as required by A.R.S. Section 35-721 (F), of its intention to issue the Bonds. The Attorney General acknowledged receipt of such notice in a letter dated July 2, 2008. As of the date hereof, the Authority has not received any notice from the Attorney General to the effect that, in his opinion, the Project does not come within the purview of the Act.

No other person, other than the addressees, may rely upon this opinion without written consent.

Respectfully submitted,

RUSSO, RUSSO & SLANIA, P.C.

By:

EXHIBIT C-1

FORM OF OPINION OF COUNSEL TO THE COMPANY

[Letterhead of Burch & Cracchiolo P.A.]

October 1, 2008

Hutchinson, Shockey, Erley & Co.,

    as underwriter

Phoenix, Arizona

The Industrial Development Authority

    of the County of Pima, Arizona

Tucson, Arizona

U.S. Bank National Association

Phoenix, Arizona

Re:	The Industrial Development Authority of the County of Pima

$25,865,000 Water and Wastewater Revenue Bonds (Global Water Resources LLC Project), Series 2008

Ladies and Gentlemen:

We have acted as counsel for Global Water Resources LLC, a Delaware limited liability company authorized to conduct business in the State of Arizona (the “Borrower”) in matters related to the issuance by The Industrial Development Authority of the County of Pima (the “Authority”) of $25,865,000 aggregate principal amount of its Water and Wastewater Revenue Bonds (Global Water Resources LLC Project), Series 2008, dated this date (the “Bonds”). Words and terms used in this opinion letter and not otherwise defined herein are intended to have the meanings assigned to them in the Bond Purchase Agreement, dated September 12, 2008 (the “Bond Purchase Agreement”), among the Borrower, the Authority and Hutchinson, Shockey, Erley & Co., as underwriter of the Bonds (the “Underwriter”). This letter is delivered as an opinion of counsel to the Borrower contemplated by Section 7(d)(3) of the Bond Purchase Agreement.

In connection with our representation of the Borrower, we have examined the law and such documents and matters as we have deemed necessary to render the opinions expressed in this letter, including, without limitation, originals or copies of:

(a)        The Loan Agreement, dated as of December 1, 2006 (the “2006 Loan Agreement”), among the Authority, the Trustee and the Borrower, as amended by a First Amendment to Loan Agreement, dated as of November 1, 2007 (the “First Amendment”), and by a Second Amendment to Loan Agreement, dated as of August 1, 2008 (the “Second

C-1 - page 1

Amendment” and, together with the 2006 Loan Agreement and the First Amendment, the “Loan Agreement”).

(b)        The Series 2008 Project Note of the Borrower, dated this date (the “Project Note”) executed and delivered to evidence the Borrower’s obligations under the Loan Agreement.

(c)        The Trust Indenture, dated as of December 1, 2006 (the “2006 Indenture”), between the Authority and U.S. Bank National Association, as Bond Trustee (the “Trustee”), as supplemented by a First Supplement to Trust Indenture, dated as of November 1, 2007 (the “First Supplement”) and by a Second Supplemental Trust Indenture, dated as of August 1, 2008 (the “Second Supplement” and, together with the 2006 Indenture and the First Supplement, the “Indenture”).

(d)        The Amended and Restated Security Agreement, dated as of November 1, 2007 (the “Restated Security Agreement”), between the Borrower and the Trustee, as supplemented and amended by a First Amendment to Restated Security Agreement, dated as of August 1, 2008 (the “First Amendment to Restated Security Agreement” and, together with the Restated Security Agreement, the “Security Agreement”).

(e)        The Amended and Restated Intercreditor Agreement, dated October 1, 2008 (the “Intercreditor Agreement”), among the Borrower, the Trustee and Wells Fargo Bank, N.A., as lender under the Credit Facility Agreement (as defined in the Intercreditor Agreement).

(f)        The Bond Purchase Agreement.

(g)        The Tax Exemption Certificate and Agreement, of even date herewith (the “Tax Regulatory Agreement”);

(h)        The Continuing Disclosure Undertaking, dated this date (the “Continuing Disclosure Agreement”), between the Borrower and the Bond Trustee.

(i)        The Limited Offering Memorandum, dated September 12, 2008 (the “Limited Offering Memorandum”) with respect to the Bonds.

(j)        Such corporate documents and records of the Borrower, certificates of public officials and officers of the Borrower and such other documents as we have deemed necessary or appropriate for the purposes of the opinions expressed in this letter.

The Loan Agreement, the Project Note, the Security Agreement, the Tax Regulatory Agreement, the Bond Purchase Agreement, the Intercreditor Agreement and the Continuing Disclosure Agreement are referred to herein collectively as the “Bond Issue Agreements.” The Bond Issue Agreements and the Indenture are referred to herein collectively as the “Agreements.”

In connection with our examination, we have relied upon and assumed compliance with the provisions of the documents examined, and we have assumed the accuracy and completeness of the statements, certificates, and representations furnished to us without undertaking to verify the same by independent investigation. We have assumed, and have not verified, (i) the

C-1 - page 2

genuineness of the signatures on all documents, the authenticity of documents submitted as originals, and the conformity to originals of documents submitted as copies; (ii) the legal capacity of all individuals executing the documents; (iii) that the documents accurately describe the mutual understanding of the parties thereof, and that there are no oral or written statements that modify, amend, or vary, or purport to modify, amend, or vary, any of the terms of the documents; (iv) that the Borrower own all of the property, assets, and rights purported to be owned by them; and (v) that no interest, charges, fees, or other benefits or compensation in the nature of interest in connection with the transactions contemplated by the documents will be received other than those that the Borrower has agreed in writing in the Agreements to pay. As to matters noted below, we have also relied upon that certain opinion of Roshka DeWulf & Patten, PLC dated this date (attached hereto as Exhibit A). We have further relied on the Borrower’s Certificate dated this date (attached hereto as Exhibit B).

Based upon the foregoing, we are of the opinion, and we herewith advise you, as follows:

1.        The Borrower is limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware, duly authorized to do business in the State of Arizona, with full legal right, power and authority to execute, deliver, and perform its obligations under the Agreements to which it is a party.

2.        Each of the Bond Issue Agreements have been duly authorized, executed and delivered on behalf of Borrower and are valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws or equitable principles affecting the enforcement of creditors’ rights generally, and except as the enforceability of the indemnifications set forth in the Bond Purchase Agreement may be limited by principles of public policy.

3.        The execution and delivery of the each of the Bond Issue Agreements by the Borrower, and the approval by the Borrower of the Bond Indenture, the Bonds and the Limited Offering Memorandum, and compliance by the Borrower with the provisions of the Bond Issue Agreements, do not and will not conflict with or constitute a breach of or a default under the provisions of the Articles of Organization or Operating Agreement of the Borrower, and upon execution and delivery of the Intercreditor Agreement do not and will not in any material respect constitute on the part of the Borrower a breach of or default under any material indenture, deed of trust, mortgage, agreement, or other instrument of which the participating attorneys in our firm have knowledge and to which the Borrower is a party or by which the Borrower or its properties is bound, and, to the actual knowledge of the participating attorneys in our firm, do not materially conflict with, violate, or result in a breach of any existing law, public administrative rule or regulation, judgment, court order or consent decree to which the Borrower is subject, except that with respect to whether such execution, delivery, approval and compliance would conflict with, violate or result in a breach of any law, administrative rule or regulation of or relating to the Arizona Corporation Commission, we are relying solely on the attached opinion of Roshka DeWulf & Patten, PLC and are not expressing an independent opinion on such matters..

C-1 - page 3

4.        The Borrower has received and there remain in full force and effect all governmental consents, permits, licenses and approvals that would constitute a condition precedent to, or the lack of which would materially adversely affect, the performance by Borrower of its obligations under the Bond Issue Agreements, except that with respect to any consents, permits, licenses or approvals that may be required by or relating to the Arizona Corporation Commission, we are relying solely on the attached opinion of Roshka DeWulf & Patten, PLC and are not expressing an independent opinion on such matters.

5.        Except as otherwise described in the Limited Offering Memorandum, and based upon a search of the records of the Maricopa County Superior Court and the U.S. District Court, Phoenix, Arizona conducted by Liddy Legal Support Services dated October 1, 2008, there are no lawsuits or proceedings pending, or to the best of our actual knowledge, overtly threatened against the Borrower or either of the Project Subsidiaries (as defined in the Bond Purchase Agreement) (i) which in any way question (a) the validity and proper authorization, approval and execution of the Bond Issue Agreements, (b) the authority of the Borrower to enter into the Bond Issue Agreements or to or to borrow the proceeds of the Bonds and apply such proceeds to the Project as contemplated in the Bond Issue Agreements or the Limited Offering Memorandum, or (c) either of the Project Subsidiaries’ authority to operate or assess rates and charges for their respective Systems (as defined in the Bond Purchase Agreement) or Borrower’s right to receive the net revenues therefrom as described in the Bond Purchase Agreement or the Limited Offering Memorandum, or (d) the ability of the Borrower otherwise to perform its obligations under such documents and to carry out the transactions contemplated thereby or (ii) wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by the Agreements or the Limited Offering Memorandum, or would in any way adversely affect the validity or enforceability of the Bonds or the Agreements (or of any other instrument required or contemplated for use in consummating the transactions contemplated thereby or by the Limited Offering Memorandum) or the exclusion from gross income for federal income tax purposes of the interest on the Bonds as set forth in the Limited Offering Memorandum or (iii) contesting in any way the completeness or accuracy of the Limited Offering Memorandum (except that with respect to any pending or overtly threatened order or consent decree of, or proceedings before or related to the Arizona Corporation Commission, we are relying solely on the attached opinion of Roshka DeWulf & Patten, PLC and are not expressing an independent opinion on such matters). The Borrower is named as a defendant in Maricopa County Superior Court Case No. CV2006-18576, in which the plaintiff is Sonoran Utility Services, LLC. The matter is referred to in the Limited Offering Memorandum as the Sonoran litigation.

In addition to the legal opinions set forth above, the Bond Purchase Agreement calls for us to comment on the Limited Offering Memorandum. Based upon our participation in the review of the Limited Offering Memorandum, and without having undertaken to determine independently the accuracy or completeness of the statements contained in the Limited Offering Memorandum, nothing has come to our attention that causes us to believe that the Limited Offering Memorandum (excluding financial, statistical and engineering data included in the Limited Offering Memorandum, as to which no view is expressed), as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

C-1 - page 4

The opinions and statements set forth above are subject to the following qualifications and limitations:

We express no opinion as to law other than the law of the State of Arizona and the federal law of the United States. The enforceability of the Agreements may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by the application of general principles of equity. The enforceability of the Agreements is also subject to the qualification that certain waivers, procedures, remedies, and other provisions thereof may be unenforceable under or limited by the law of the State of Arizona and the indemnification provisions of the Bond Purchase Agreement may be limited by principles of public policy and applicable securities laws. We express no opinion regarding ownership of or the status of title to any property or collateral; the priority, existence or perfection of any security interest created by the Agreements; or as to any other matter except as otherwise expressly stated herein.

References to the knowledge of the participating attorneys in our firm is limited to those attorneys in our firm participating in rendering legal services in connection with the transactions contemplated by the Limited Offering Memorandum.

The opinions and statements expressed in this letter are based upon the law in effect on the date hereof and may be affected by actions taken or omitted or events occurring after the date hereof, and we assume no obligation to revise or supplement this letter should such law be changed by legislative action, judicial decision, or otherwise, or to determine or to inform any person whether any such actions are taken or omitted or any such events occur.

This letter is being furnished to you pursuant to the provisions of the Bond Purchase Agreement solely for your benefit and only with respect to the execution and delivery of the documents referred to herein. This letter may not be used, circulated, quoted or otherwise referred to (except in lists or sets of closing documents), or be relied upon by any other person for any other purpose, without, in each case, our express consent.

Respectfully submitted,

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EXHIBIT C-2

FORM OF OPINION OF REGULATORY COUNSEL TO THE COMPANY

[Letterhead of Roshka, DeWulf & Patten, PLC]

October 1, 2008

Hutchinson, Shockey, Erley & Co.,

  as underwriter

The Industrial Development Authority

  of the County of Pima, Arizona

U.S. Bank National Association

Phoenix, Arizona

Re:	The Industrial Development Authority of the County of Pima

$25,865,000 Water and Wastewater Revenue Bonds (Global Water Resources LLC Project), Series 2008

Ladies and Gentlemen:

We have acted as counsel for Global Water Resources LLC, a Delaware limited liability company (the “Borrower”) in matters related to the issuance by The Industrial Development Authority of the County of Pima (the “Authority”) of $25,865,000 aggregate principal amount of its Water and Wastewater Revenue Bonds (Global Water Resources LLC Project), Series 2008, dated this date (the “Bonds”). Words and terms used in this opinion letter and not otherwise defined herein are intended to have the meanings assigned to them in the Bond Purchase Agreement, dated September 12, 2008 (the “Bond Purchase Agreement”), among the Borrower, the Authority and Hutchinson, Shockey, Erley & Co., as underwriter of the Bonds (the “Underwriter”). This letter is delivered as an opinion of counsel to the Borrower contemplated by Section 7(d)(3) of the Bond Purchase Agreement.

We have acted as counsel for Borrower only with respect to Arizona law administered by the Arizona Corporation Commission relating to the regulation of public service corporations, any public administrative rule or regulation of the Arizona Corporation Commission concerning the regulation of public service corporations, or any order or consent decree of the Arizona corporation Commission concerning public service corporations (collectively, “Arizona Regulatory Law”). For the purposes of this letter, “Arizona Regulatory Law” concerns only matters that involve the Utilities Division of the Arizona Corporation Commission, and “Arizona Regulatory Law” specifically does not include any matters which involve other divisions of the Arizona Corporation Commission, including without limitation the Securities Division and the Corporations Division of the Arizona Corporation Commission. This letter concerns Arizona Regulatory Law only.

C-2 - page 1

In connection with our representation of the Borrower, we have examined the relevant Arizona Regulatory Law and originals or copies of the following documents and have made no other investigation or inquiry:

(a)        The Loan Agreement, dated as of December 1, 2006 (the “2006 Loan Agreement”), among the Authority, the Trustee and the Borrower, as amended by a First Amendment to Loan Agreement, dated as of November 1, 2007 (the “First Amendment”) and by a Second Amendment to Loan Agreement, dated as of August 1, 2008 (the “Second Amendment” and, together with the 2006 Loan Agreement and the First Amendment, the “Loan Agreement”).

(b)        The Trust Indenture, dated as of December 1, 2006 (the “2006 Indenture”), between the Authority and U.S. Bank National Association, as Bond Trustee (the “Trustee”), as supplemented by a First Supplement to Trust Indenture, dated as of November 1, 2007 (the “First Supplement”) and by a Second Supplemental Trust Indenture, dated as of August 1, 2008 (the Second Supplement” and, together with the 2006 Indenture and the First Supplement, the “Indenture”).

(c)        (d)        The Amended and Restated Security Agreement, dated as of November 1, 2007 (the “Restated Security Agreement”), between the Borrower and the Trustee, as supplemented and amended by a First Amendment to Restated Security Agreement, dated as of August 1, 2008 (the “First Amendment to Restated Security Agreement” and, together with the Restated Security Agreement, the “Security Agreement”).

(d)        The Bond Purchase Agreement.

(e)        The Continuing Disclosure Undertaking, dated this date (the “Continuing Disclosure Agreement”), between the Borrower and the Bond Trustee.

(f)        The Limited Offering Memorandum, dated September 12, 2008 (the “Limited Offering Memorandum”) with respect to the Bonds.

(g)        The Series 2008 Project Note of the Borrower, dated this date (the “Project Note”) executed and delivered to evidence the Borrower’s obligations under the Loan Agreement.

(h)        The Amended and Restated Intercreditor Agreement, dated October 1, 2008 (the “Intercreditor Agreement”) among the Borrower, the Trustee and Wells Fargo Bank, N.A., as lender under the Credit Facility Agreement (as defined in the Intercreditor Agreement);

(i)        The Tax Exemption Certificate and Agreement, of even date herewith (the “Tax Regulatory Agreement”).

(j)        The certificate addressed to our firm by the Borrower’s Senior Vice President and Chief Financial Officer dated October 1, 2008.

(k)        The letters addressed to our firm dated November 20, 2006 and July 10, 2007 from the Arizona Corporation Commission, legal counsel.

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The Loan Agreement, the Project Note, the Security Agreement, the Tax Regulatory Agreement, the Bond Purchase Agreement, the Intercreditor Agreement and the Continuing Disclosure Agreement are referred to herein collectively as the “Bond Issue Agreements.” The Bond Issue Agreements and the Indenture are referred to herein collectively as the “Agreements.”

In connection with our examination, we have relied upon and assumed compliance with the provisions of the documents examined, and we have assumed the accuracy and completeness of the statements, certificates, and representations furnished to us without undertaking to verify the same by independent investigation. We have assumed, and have not verified, (i) the genuineness of the signatures on all documents, the authenticity of documents submitted as originals, and the conformity to originals of documents submitted as copies; (ii) the legal capacity of all individuals executing the documents; (iii) that the documents accurately describe the mutual understanding of the parties thereof, and that there are no oral or written statements that modify, amend, or vary, or purport to modify, amend, or vary, any of the terms of the documents, nor is there any usage of trade or course of prior dealings among the parties that directly or indirectly modify, define, amend, supplement, or vary, or purport to modify, define, amend, supplement or vary, and of the terms of the Agreements or any of the parties’ rights or obligations thereunder, by waiver or otherwise; (iv) that the Borrower owns all of the property, assets, and rights purported to be owned by Borrower; (v) that no interest, charges, fees, or other benefits or compensation in the nature of interest in connection with the transactions contemplated by the documents will be received other than those that the Borrower has agreed in writing in the Agreements to pay; (vi) that the result of the application of Arizona law will not be contrary to the fundamental policy of the law of any other state with which the parties may have contact in connection with the Agreements; (vii) that the applicable Agreements, immediately after delivery, will be properly filed or recorded in the appropriate governmental offices, that all necessary continuation statements will be filed, and that all fees, charges, and taxes due and owing as of this date have been paid; (viii) that the Agreements will be enforced as written; (ix) that all court and administrative (including Arizona Corporation Commission) orders, writs, judgments, and decrees that name the Borrower or its affiliates or their predecessors and are specifically directed to any of them or their property would be enforced as written; (x) that the representations, warranties and covenants in the Agreements, in the Limited Offering Memorandum, and in the certificates of officers of the Borrower which have been provided to us, as they relate to factual matters relevant to our opinion are accurate; (xi) that none of the information, whether written or oral, that may have been made by or on behalf of the parties to the Agreements or otherwise contains any untrue statements of material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they are made, not misleading; (xii) that neither any party to the Agreements (other than the Borrower) nor the lawyers of any party to the Agreements (other than the Borrower) has any current actual knowledge that any portion of the opinion is not accurate; (xiii) that no lawyer for any of the parties to the Agreements (other than the Borrower) has prepared or given an opinion contrary to this letter; (xiv) that no person upon whom reliance is placed for purposes of this opinion has perpetrated a fraud upon any party to the Agreements, or upon the opining lawyer or law firms; (xv) that there has been no mutual mistake of fact or misunderstanding, duress, or undue influence; (xvi) that the Borrower, subsequent to the date of the opinion, will obtain all permits and governmental approvals required in the future, and take all actions similarly

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required, relevant to the transaction evidenced by the Agreements or the performance of the Agreements; (xvii) that the parties to the Agreements and their successors and assigns will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Agreements; and (xviii) that the parties to the Agreements and their successors and assigns will comply with all requirements of applicable procedural and substantive law in exercising any rights or enforcing any remedies under the Agreements.

Based upon the foregoing, we are of the opinion, and we herewith advise you, as follows:

1.        The execution and delivery of the each of the Bond Issue Agreements by the Borrower, and the approval by the Borrower of the Indenture, the Bonds and the Limited Offering Memorandum, and compliance by the Borrower with the provisions of the Bond Issue Agreements, to the knowledge of the participating attorneys in our firm, do not conflict with, violate or result in a breach of any existing Arizona Regulatory Law to which the Borrower is subject.

2.        The Borrower has received and there remain in full force and effect all consents, permits, licenses and approvals, of the Arizona Corporation Commission, that are required by Arizona Regulatory Law and that would constitute a condition precedent to, or the lack of which would materially adversely affect, the performance by Borrower of its obligations under the Bond Issue Agreements.

3.        Except as otherwise described in the Limited Offering Memorandum, to the best of the actual knowledge of the participating attorneys in our firm, there are no pending orders or decisions of, or pending or overtly threatened proceedings before the Arizona Corporation Commission against the Borrower or the Project Subsidiaries (as defined in the Bond Purchase Agreement) that (i) directly question (a) the validity and proper authorization, approval and execution of the Bond Issue Agreements, (b) the authority of the Borrower to enter into the Bond Issue Agreements, to borrow the proceeds of the Bonds and apply such proceeds as contemplated in the Bond Issue Agreements and Limited Offering Memorandum, or to otherwise perform its obligations under such documents; (c) the Project Subsidiaries’ authority to operate or to assess rates and charges for service related to their respective Systems (as defined in the Bond Purchase Agreement) or Borrower’s right to receive the net revenues therefrom as described in the Bond Purchase Agreement or the Limited Offering Memorandum, or (d) the ability of the Borrower otherwise to perform its obligations under such documents and to carry out the transactions contemplated thereby or (ii) wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by the Agreements or the Limited Offering Memorandum, or would materially adversely affect the validity or enforceability of the Bonds or the Agreements (or of any other instrument required or contemplated for use in consummating the transactions contemplated thereby or by the Limited Offering Memorandum) as set forth in the Limited Offering Memorandum.

The opinions and statements set forth above are subject to assumptions stated above and to the following qualifications and limitations:

We express no opinion as to law other than Arizona Regulatory Law. The enforceability of the Agreements may be subject to or limited by bankruptcy, insolvency, reorganization,

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arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by the application of general principles of equity (whether applied by a court of competent jurisdiction or by the Arizona Corporation Commission). The enforceability of the Agreements is also subject to the qualification that certain waivers, procedures, remedies, and other provisions thereof may be unenforceable under or limited by the law of the State of Arizona (including Arizona Regulatory Law) and the indemnification provisions of the Bond Purchase Agreement may be limited by principles of public policy and applicable securities laws. We express no opinion regarding ownership of or the status of title to any property.

References to the knowledge of the participating attorneys in our firm is limited to those attorneys in our firm participating in rendering legal services in connection with the transactions contemplated by the Limited Offering Memorandum.

The opinions and statements expressed in this letter are based upon the facts (subject to the assumptions noted above) as of the date hereof and Arizona Regulatory Law in effect on the date hereof, and we assume no obligation to update, revise or supplement this opinion.

This letter is being furnished to you pursuant to the provisions of the Bond Purchase Agreement solely for your benefit and only with respect to the execution and delivery of the documents referred to herein. This letter may not be used, circulated, quoted or otherwise referred to (except in lists or sets of closing documents), or be relied upon by any other person for any other purpose, without, in each case, our express written consent.

Respectfully submitted,

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EXHIBIT D

FORM OF AUDITOR’S LETTER REGARDING PRELIMINARY

AND FINAL LIMITED OFFERING MEMORANDUM

[Letterhead of Deloitte & Touche LLP]

[Date on or prior to date of Preliminary Limited Offering Memorandum]

Global Water Resources, LLC

Global Water – Palo Verde Utilities Company, and

Global Water – Santa Cruz Water Company

Phoenix, Arizona

Re:	The Industrial Development Authority of the County of Pima

Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2008 (the “Bonds”)

We agree to the inclusion in the Preliminary Limited Offering Memorandum dated on or about August 25, 2008, and in the final Limited Offering Memorandum, of our reports, all dated May 13, 2008, on (1) our audits of the combined consolidated financial statements of Global Water Resources, LLC and subsidiaries and Global Water Management, LLC, as of December 31, 2007 and 2006 and for the three years in the period ended December 31, 2007; and (2) our audits of Global Water -- Palo Verde Utilities Company and subsidiary; and Global Water -- Santa Cruz Water Company and subsidiary, as of and for the years ended December 31, 2007 and 2006.

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EXHIBIT E

FORM OF OPINION OF COUNSEL TO PURCHASER

[Letterhead of Squire, Sanders & Dempsey L. L. P.]

October 1, 2008

Hutchison, Shockey, Erley & Co.

Phoenix, Arizona

Re:	The Industrial Development Authority of the County of Pima

Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2008 (the “Bonds”)

Ladies and Gentlemen:

We have acted as counsel to you in connection with your purchase of $25,865,000 aggregate principal amount of Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2008 (the “Bonds”), issued on this date by The Industrial Development Authority of Pima County (the “Issuer”). The Bonds are being issued pursuant to the terms of the Trust Indenture dated as of December 1, 2006, (the “2006 Indenture”) between the Issuer and U.S. Bank National Association, as trustee, as supplemented by a First Supplement to Trust Indenture, dated as of November 1, 2007 (the “First Supplement”) and by a Second Supplemental Trust Indenture, dated as of August 1, 2008 (the “Second Supplement” and, together with the 2006 Indenture and the First Supplement, the “Indenture”).

Capitalized terms used herein without definition shall have the meanings specified in the Bond Purchase Agreement, dated September 12, 2008, among the Issuer, Global Water Resources, LLC (the “Company”) and Hutchinson, Shockey, Erley & Co.

We have rendered legal advice and assistance to you as to the requirements of Rule 15c2-12 prescribed under the Securities Exchange Act of 1934, as amended (the “Rule”), in connection with your review, for purposes of the Rule, of the Continuing Disclosure Undertaking, dated as of the date hereof (the “Undertaking”) of the Company. Based upon our examination of the Undertaking, the Rule and such other documents and matters of law as we have considered necessary, we are of the opinion that, under existing law, the Undertaking complies in all material respects with the applicable requirements of the Rule; provided, however, no view is expressed regarding the items comprising the Annual Report (as defined in the Undertaking).

Assuming the validity of the Bonds and the exclusion of interest on the Bonds for federal income tax purposes, as set forth in the opinion of even date herewith of Kutak Rock LLP and based upon our review of such documents and showings and related matters of law as we have deemed necessary and in reliance thereon, we are of the opinion that, under existing law, in connection with the offering, sale and delivery of the Bonds under the circumstances described

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in the Limited Offering Memorandum (as defined below), the Bonds and the Loan Agreement are not required to be registered under the Securities Act of 1933, as amended, and the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

In accordance with our understanding with you, we also have rendered legal advice and assistance to you in the course of your investigation with respect to, and your participation in the preparation of, the Limited Offering Memorandum with respect to the Bonds dated September 12, 2008 (the “Limited Offering Memorandum”) and certain other matters related to the subject financing. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and a limited review of certain documents, opinions and certificates of officers of the Issuer, the Company and other appropriate persons. We also participated in conferences and telephone conferences with your representatives and other persons involved in the preparation of information for the Limited Offering Memorandum, during which the contents of the Limited Offering Memorandum and related matters were discussed and revised. While we are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Limited Offering Memorandum, based upon our limited review of documents. and participation in conferences as aforesaid, without independent verification, no facts have come to our attention which lead us to believe that the Limited Offering Memorandum (apart from (i) the information relating to The Depository Trust Company and its book-entry-only system and (ii) the financial, operating and statistical data contained therein or in appendices thereto, as to all of which we do not express any opinion or belief) contained as of its date or contains as of the date hereof any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

This letter is furnished by us as counsel to you and is solely for your benefit. This opinion is given as of the date hereof and we assume no obligation to revise or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

Respectfully submitted,

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EXHIBIT F

FORM OF SUPPLEMENTAL OPINION OF BOND COUNSEL

[Letterhead of Kutak Rock LLP]

October 1, 2008

Global Water Resources, LLC

Phoenix, Arizona

Hutchison, Shockey, Erley & Co.

Phoenix, Arizona

The Industrial Development Authority of

    the County of Pima

Pima, Arizona

Re:	The Industrial Development Authority of the County of Pima

Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2008 (the “Bonds”)

Reference is made to our opinion delivered today as Bond Counsel in connection with the issuance and delivery by The Industrial Development Authority of the County of Pima (the “Issuer”) of the above-captioned bonds (the “Bonds”) issued pursuant to a Trust Indenture, dated as of December 1, 2006 (the “2006 Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as Trustee (the “Trustee”), as supplemented and amended by a First Supplemental Trust Indenture, dated as of November 1, 2007 (the “First Supplement”) and by a Second Supplemental Trust Indenture, dated as of August 1, 2008 (the “Second Supplement” and, together with the 2006 Indenture and the First Supplement, the “Indenture”). At your request, we have undertaken a review of certain other matters relating to the Bonds.

This opinion is rendered solely to satisfy Paragraph 7(d)(7) of the Bond Purchase Agreement dated September 12, 2008 (the “Bond Purchase Agreement”) among the Issuer, Global Water Resources, LLC (the “Borrower”) and Hutchinson, Shockey, Erley & Co. (the “Underwriter”).

We have reviewed portions of the Limited Offering Memorandum, dated September 12, 2008, relating to the Bonds (the “Limited Offering Memorandum”), and we have made such investigations concerning applicable laws as we considered to be appropriate for the purpose of rendering this opinion. For such purpose, we assume the authenticity of all original documents and the conformity to original documents of all copies of documents, the accuracy and completeness of all certificate and records as to factual matters, the authenticity of all signatures on documents and the legal capacity of signers to execute the documents.

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Based on the foregoing and consideration of such matters of law as we have deemed appropriate, we are of the opinion that:

(a)        the statements contained in the Limited Offering Memorandum under the captions “INTRODUCTORY STATEMENT,” “THE SERIES 2008 BONDS,” “SECURITY FOR THE BONDS,” “TAX EXEMPTION,” APPENDIX A – “CERTAIN DEFINITIONS AND SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE AND THE LOAN AGREEMENT,” and APPENDIX C – “FORM OF OPINION OF BOND COUNSEL” insofar as such statements purport to summarize certain provisions of the Indenture, the Bonds, the Loan Agreement, the federal income and Arizona taxation of interest on the Bonds and our bond counsel opinion, present a fair and accurate summary of such matters.

(b)        it is not necessary in connection with the offering and sale of the Bonds to register the Bonds under the Securities Act of 1933, as amended, or to qualify any document under the Trust Indenture Act of 1939, as amended.

This letter is addressed to and for the sole benefit of the above addresses and is issued for the sole purpose of the transactions specifically referred to herein. No person other than the above addresses may rely upon this letter without our express prior written consent. This letter may not be utilized by you for any other purpose whatsoever and may not be quoted by you without our express prior written consent. We assume no obligation to review or supplement this letter subsequent to its date, whether by reason of a change in the current laws, by legislative or regulatory action, by judicial decision or for any other reason.

Very truly yours,

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EXHIBIT G

FORM OF CERTIFICATE OF CONSULTING ENGINEER

[Letterhead of McBride Engineering Solutions, Inc.]

$25,865,000

THE INDUSTRIAL DEVELOPMENT AUTHORITY

OF PIMA COUNTY

Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2008

CERTIFICATE

McBride Engineering Solutions, Inc. (the “Firm”) hereby certifies that:

1.        This certificate is furnished as requested by Global Water Resources, LLC (the “Company”) relating to the sale by The Industrial Development Authority of Pima County of $25,865,000 aggregate principal amount of Water and Wastewater Revenue Bonds (Global Water Resources, LLC Project), Series 2008 (the “Bonds”) as more fully described in the Limited Offering Memorandum, dated September 12, 2008 (the “Limited Offering Memorandum”), and prepared in connection with the sale of the Bonds.

2.        The Firm has been retained by the Company as its Consulting Engineer to prepare a Consulting Engineer’s Report (the “Report”) included as Appendix F to the Limited Offering Memorandum and consent is hereby given to the references to the Report and the Firm in the Limited Offering Memorandum and to inclusion of the Report as an Appendix therein.

3.        The Report was prepared in accordance with generally accepted engineering practices.

4.        In connection with the preparation of the Report, personnel of the Firm have participated in meetings with representatives of the Company and its counsel in regard to the issuance of the Bonds. Nothing has come to the attention of the Firm in connection with the preparation of the Report which would cause us to believe that either any of the statements or information in the Report, as of the date of the Report and as of this date, or any of the statements or information in the Limited Offering Memorandum specifically attributed to the Firm, as of the date of the Limited Offering Memorandum and as of this date, were or are inaccurate in any material respect or contained or contain any untrue statement of a material fact or, based solely upon the information and data provided to us by Global Water Resources LLC and its affiliates, and our assumption that such information and data is accurate and complete, omitted or omit to state any material fact necessary in order to make the statements or information therein, in light of the circumstances under which they were made, not misleading.

5.        This certificate is solely for the information of, and assistance to, Global Water Resources, LLC, The Industrial Development Authority of Pima County, the issuer of the Bonds, and Hutchinson, Shockey, Erley & Co., the underwriter of the Bonds, in conducting and documenting their investigation of the matters covered by the Report in connection with the offering pursuant to the Limited Offering Memorandum of the Bonds, and except as otherwise indicated herein, is not be used, circulated, quoted or otherwise referred to, including but not limited to the purchase or sale of securities, nor except as otherwise indicated herein, is it to be referred to in whole or in part in the Limited Offering Memorandum or any other document, except that reference may be made to it in any list of closing documents pertaining to such offering.

MCBRIDE ENGINEERING SOLUTIONS, INC.

By:

Dated: October 1, 2008

[Letterhead of McBride Engineering Solutions, Inc.]

Pima County Industrial Development Authority

c/o Russo, Russo & Slania

6700 North Oracle Road, Suite 100

Tucson, Arizona 85704

Global Water Resources LLC

21410 North 19th Avenue

Phoenix, Arizona 85027

Hutchinson, Shockey, Erley & Co.

1702 East Highland Avenue, Suite 301

Phoenix, Arizona 85016

$25,865,000 (approximate)

The Industrial Development Authority of the County of Pima

Water and Wastewater Revenue Bonds

(Global Water Resources, LLC Infrastructure Projects)

Series 2008

We hereby consent to the references made to us under the heading “Engineer’s Feasibility Report for the Company” (the “Report”) in the Preliminary Limited Offering Memorandum (dated on or about August 25, 2008) and the final Limited Offering Memorandum (to be prepared following the sale of the Bonds), and consent to the use of the Report, dated August 25, 2008, relating to the above-captioned bond issue.

McBride Engineering Solutions, Inc.	August , 2008

Brian P. McBride, P.E. Principal

EXHIBIT H

FORM OF OPINION OF LENDER’S COUNSEL

[Letterhead of Wells Fargo Bank, National Association]

October 1, 2008

To Each of the Addressees Listed in Schedule A Attached Hereto

Ladies and Gentlemen:

I have acted as counsel to Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”) in connection with that certain Amended and Restated Intercreditor Agreement dated as of October 1, 2008 (the “Agreement”), by and between Wells Fargo and U.S. Bank National Association, as trustee (“Creditor”). Capitalized terms used herein without definition are used as defined in the Agreement.

In connection with my opinions expressed below, I have examined an executed copy of the Agreement and I have also examined originals, or copies certified to my satisfaction, of such other documents, certificates of public officials, corporate records and other instruments as I have deemed relevant and necessary as a basis for the opinions expressed below. In such examination, I have assumed the genuineness of all signatures and the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies. I have relied upon originals or copies, certified or otherwise identified to my satisfaction, of such other documents as I have deemed relevant to the rendering of this opinion. I have also relied, without any independent investigation or verification of any kind, on the representations and warranties contained in each of the Documents with respect to the accuracy of material factual matters contained therein which were not independently established.

Based on the foregoing, I am of the following opinion:

1.        Wells Fargo is a national banking organization duly organized and validly existing under United States federal law and has the power and authority to enter into the Agreement and to consummate the transactions contemplated thereby.

2.        The execution, delivery and performance of the Agreement has been duly authorized by all necessary corporate action on the part of Wells Fargo and does not conflict with any of the organizational or governance documents of Wells Fargo.

3.        The Agreement has been duly executed and delivered by Wells Fargo.

4.        The Agreement constitutes the legal, valid and binding obligation of Wells Fargo enforceable against Wells Fargo in accordance with the terms thereof, except as the enforceability thereof may be limited by (a) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (b) applicable

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bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally.

No one other than you is entitled to rely on the opinions expressed herein. This opinion is not intended to be used in any transaction other than the one described above. It is being delivered to you with the understanding that neither it nor its contents may be published, communicated or otherwise made available, in whole or in part, to any other person or entity without, in each instance, my specific prior written consent. I do not undertake to advise you of any change in the matters covered by this opinion after the date hereof.

Very truly yours,

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SCHEDULE A

1.            Hutchinson Shockey, Erley & Co.

2.            U.S. Bank National Association, as Trustee

3.            The Industrial Development Authority of the County of Pima

4.            Global Water Resources, LLC

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